As filed with the U.S. Securities and Exchange Commission on April 28, 2021
Registration Nos. 033-47927
811-06025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
Under the Securities Act of 1933	□
Pre-Effective Amendment No.	☒
Post-Effective Amendment No. 35
REGISTRATION STATEMENT
Under the Investment Company Act of 1940	☒
Amendment No. 119

METROPOLITAN LIFE SEPARATE ACCOUNT UL
(Exact Name of Registrant)

METROPOLITAN LIFE INSURANCE COMPANY
(Name of Depositor)
200 Park Avenue
New York, NY 10166
(Address of depositor’s principal executive offices)
Depositor’s Telephone Number, including Area Code: (212) 578-9500
Stephen Gauster, Esq
Executive Vice President and General Counsel
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner, Esquire
Vedder Price P.C.
1401 I Street, N.W.
Suite 1100
Washington, D.C. 20005
It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2021 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1) of Rule 485
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment
Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies.

April 30, 2021
Prospectus for Equity Advantage VUL, a Flexible Premium Multifunded Life Insurance Policy (“Policy”) Metropolitan Life Separate Account UL
Issued by Metropolitan Life Insurance Company (“MetLife”)
This prospectus provides you with important information about MetLife’s Equity Advantage VUL Policies. However, this prospectus is not the Policy. The Policy, rather, is a separate written agreement that Metropolitan Life Insurance Company (“Metropolitan Life”, “MetLife”, “we”, “us”, “our”) issues to you. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. The Policy is no longer available for sale.
You allocate net premiums to and may transfer cash value among the available Divisions (a Division may be referred to as “Investment Division” in your Policy and marketing materials) of Metropolitan Life Separate Account UL and the Fixed Account. Each available Division, in turn, invests in the shares of one of the Portfolios listed in Appendix A.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities authority has approved or disapproved these securities, nor have they determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
We do not guarantee how any of the Divisions or Portfolios will perform. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000220, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Fund prospectuses and other information we send you by calling us at 800-638-5000.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please call us at 800-638-5000 if you wish to continue receiving paper copies of the Funds’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Funds available under your Policy.

KEY INFORMATION
Important Information You Should Consider About the Policy
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal	A surrender charge will be deducted from the cash value if the Policy is surrendered or terminated after a grace period, you make a partial withdrawal or you reduce your Policy’s face amount during the first fifteen (15) Policy years.

	The maximum surrender charge is 15.699% of maximum surrender charge premium. For example, assuming a maximum surrender charge premium of $100,000, the maximum surrender charge is $15,699.00.			“Charges and Deductions You Pay — Surrender Charge”
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions, such as when you make a premium payment or transfer cash value between investment options.			“Charges and Deductions You Pay — Deductions from Premiums, Transfer Charge and Underwriting Charge”
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transactions, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction covering the cost of insurance under the Policy and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., age, sex and risk classification). There is also a monthly administration fee.

You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:	“Charges and Deductions You Pay — Charges Included in the Monthly Deduction”

“Charges and Deductions You Pay — Mortality and Expense Risk Charge”

“Charges and Deductions You Pay — Charges and Expenses of the Separate Account and the Portfolios”
	ANNUAL FEE	MIN	MAX
	Investment options (Portfolio fees and charges)	0.28%	0.99%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.			“Principal Risks”
Not a Short-Term Investment	The Policies are designed to provide lifetime insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you may also pay surrender charges when surrendering the Policy.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g. Portfolios). Each investment option (including any Fixed Account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”

	RISKS	LOCATION IN PROSPECTUS
Insurance Company Risks	Investments in the Policy are subject to risks related to Metropolitan Life including any obligations (including under any fixed account investment option), guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-638-5000 or by visiting https://www.metlife.com/about-us/corporate-profile/ratings/.	"Principal Risks"
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	Amounts may be transferred among the Divisions of the Separate Account and between the Divisions and the Fixed Account. Metropolitan Life reserves to impose a charge of $25 per transfer. Restrictions may apply to frequent transfers.

	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	“Transferring Cash Value Among Your Policy’s Investment Options”
Optional Benefits	No policy riders may be added after the Policy is issued.	“Optional Insurance Benefits”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

	Termination of a Policy on which there is an outstanding loan may have adverse tax consequences	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend one policy over another investment.	“Sale and Distribution of the Policies”
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.	“Sale and Distribution of the Policies”

OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Payment of Premiums
A Policy Owner has considerable flexibility concerning the amount and frequency of premium payments. The Policy Owner elected in the application when the Policy was first purchased to pay premiums annually or on a monthly “check-o-matic” (or payroll deduction plan if provided by the employer of the Policy Owner) or semi-annual basis, which is the planned periodic premium schedule. The schedule will provide for a premium payment of a level amount determined by the Policy Owner at fixed intervals over a specified period of time. A Policy Owner need not adhere to the planned periodic premium payment schedule. Instead, a Policy Owner may, subject to certain minimum premium payment amounts, make premium payments in any amount and at any frequency. You are not required to pay premiums equal to the planned periodic premium. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options including the Fixed Account. Additional information about each Portfolio including its investment objective, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. The Policies are designed to provide insurance protection. If a Policy is in force and upon receipt of satisfactory proof of the death of the insured, we will pay the insurance proceeds to the beneficiary of the Policy. The insurance proceeds generally equal the death benefit on the date of the insured’s death plus any additional insurance provided by rider, less any outstanding Policy loan and accrued loan interest.
Guaranteed Minimum Death Benefit. Generally, you may choose, in the Policy application, a period of time during which, regardless of how little cash value your Policy may have, it will continue in force and its death benefit will be guaranteed not to fall below a certain minimum. If you choose a guarantee, you will need to pay minimum premium amounts in order to keep that guarantee in force. You may later terminate (or, in some cases, reduce the length of) the guarantee, by not paying the full minimum premium amounts.
Choice of Death Benefit Options. Generally, you have a choice among three options. These range from an amount equal to the Policy’s “specified face amount” to an amount equal to the specified face amount plus the Policy cash value at the insured’s date of death. The specified face amount is the base amount of insurance coverage under a Policy. Subject to certain limits, you can change your death benefit option after the second Policy year once in any 12 month period. A change in death benefit options may have tax consequences.

Choice of Investment Options. You can allocate your net premiums and cash value among the Divisions under the Policy. The Divisions include several common stock funds, including funds that invest primarily in foreign securities, as well as bond funds and balanced funds. You may also allocate premiums and cash value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.
Surrender and Partial Withdrawals. You may surrender your Policy for its cash surrender value at anytime. In addition, you may withdraw part of your cash surrender value from your Policy. The minimum amount you may withdraw is $500 and the maximum amount you may withdraw is an amount equal to cash surrender value less two monthly deductions. Your Policy’s cash surrender value equals your cash value, reduced by any outstanding Policy loans (plus accrued interest) and by any applicable surrender charge. A surrender or partial withdrawal may have tax consequences.
Transfers and Automated Investment Strategies. you may transfer your Policy’s cash value among the variable investment options or between those options and the Fixed Account. You may also elect one of five Automated Investment Strategies that allow you to transfer funds periodically from the Fixed Account to the variable investment options, or among such options in accordance with an asset allocation model that you choose, based on your risk tolerance level.
Loans. Subject to certain limits, you may borrow against your Policy’s cash value. The maximum loan amount you may take is the Policy’s cash value net of the surrender charge less two monthly deductions (in most states) and less all other outstanding Policy loans. We charge you a maximum annual interest rate of 6% (4.6% for Policy years 11 through 15, 4.3% for Policy years 16 through 20 and 4.0% after Policy year 20) on your loan. However, we credit you with an annual return of 4% on amounts that you borrow (rather than the return that such amounts would otherwise earn under our variable investment options or Fixed Account). Loans may have tax consequences.
Rider Benefits. We offer several riders that provide supplemental benefits under the Policy. These are the Disability Waiver of Monthly Deduction Benefit, Disability Waiver of Premium Benefit, Long Term Care Guaranteed Purchase Option, Spouse Term Insurance Benefit, Children’s Term Insurance Benefit, Accelerated Death Benefit and Accidental Death Benefit. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your sales representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.
FEE TABLES
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. Please refer to your Policy's specifications page for information about the specific fees you will pay each year for the options you have elected. The maximum charges in such cases are shown in the "Maximum Amount Deducted" column of each of the first two tables below.
This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value among the variable investment options or the Fixed Account.
Transaction Charges
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deduct
Base Contract Charges:

Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deduct
Sales Charge (load)	On payment of premium	2.25% of each Premium Paid	2.25% of each Premium Paid
State Premium Tax Charge	On payment of premium	2.00% of each Premium Paid	2.00% of each Premium Paid
Federal Premium Tax Charge	On payment of premium	1.25% of each Premium Paid	1.25% of each Premium Paid
Surrender Charge(1), (2)
• Maximum Charge	On surrender, termination, partial withdrawals, specified face reduction that you request(4)	$156.99 per $1,000 of Maximum Surrender Charge	$156.99 per $1,000 of Maximum Surrender Charge.
•• Charge for a representative insured		$13.74 per $1,000 of Maximum Surrender Charge	$13.74 per $1,000 of Maximum Surrender Charge.
Transfer fee	On transfers among investment divisions or the Fixed Account	$25.00	Not currently charged
(1)	Because the details of this surrender charge are complex, this table does not show all of those details, such as when there have been previous specified face amount increases, decreases or withdrawals. Please refer to “Charges and Deductions You Pay — Surrender Charge” for more information.
(2)	This charge varies based on individual characteristics of the insured and may not be representative of the charge that you will pay. Refer to your Policy specifications page for more information about the charges that would apply. charges under the Policy, based on various assumptions.
(3)	The Representative insured is a male insured, age 35, in the preferred nonsmoker underwriting class with a face amount of $250,000 in the first policy year.
(4)	In years 1 and 2, the surrender charge is the amount of premiums you have actually paid up to the Maximum Surrender Charges Premium. In Years 3 through 15, the surrender charge is a declining percentage of the surrender charge in year 2, beginning with 90% in year 3 and reaching 0% after year 15. A pro-rata portion of the surrender charge that would apply if you made a full surrender will apply to partial withdrawals of more than the 10% annual free withdrawal amount. For specified face amount reductions that you request, the surrender charge is equal to 50% of a pro-rata portion of the surrender charge that would apply if you had made a full surrender.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Base Contract Charges:
Cost of Term Insurance for coverage under base policy(1)
• Minimum and Maximum Charge	Monthly	$0.06 to $53.58 per $1,000 of term insurance amount(2)	$0.01 to $37.98 per $1,000 of term insurance amount(2)
• Charge for a representative insured (3)		$0.20 per $1,000 of term insurance amount	$0.20 per $1,000 of term insurance amount
Administration Charge(4)	Monthly	$35 per month	$35 per month
Mortality and Expense Risk Charge(5)	Monthly	Effective annual rate of up to .90%	Effective annual rate of up to .90%

Underwriting Charge(6)	Monthly	$5.00	$5.00
Loan Interest Spread(7)	Annually	Annual rate of up to 2% of the loan amount	Annual rate of up to 2% of the loan amount
Optional Benefit Charges:
Disability Waiver of Premium Benefit(8)
• Minimum and Maximum Charge	Monthly	$0.14 to $0.67 per $100 of covered premium amount	$0.013 to $0,69 per $100 of covered premium amount
• Charge for a representative insured(3)		$.37 per $100 of covered premium amount	$0.34 per $100 of covered premium amount
Disability Waiver of Monthly Deduction Benefit(8)
• Minimum and Maximum Charge	Monthly	$0.02 to $0.45 per $1,000 of term insurance amount	$0.01 to $0.45 per $1,000 of term insurance amount
• Charge for a representative insured(3)		$0.03 per $1,000 of term insurance amount	$0.02 per $1,000 of term insurance amount
Accidental Death Benefit(8)
• Minimum and Maximum Charge	Monthly	$0.07 to $0.12 per $1,000 of accidental death benefit amount	$0.07 to $0.09 per $1,000 of accidental death benefit amount
• Charge for a representative insured(3)		$0.07 per $1,000 of accidental death benefit amount	$0.05 per $1,000 of accidental death benefit amount
Long Term Care Guaranteed Purchase Option(8)
• Minimum and Maximum Charge	Monthly	$0.20 to $1.88 per $100 of daily coverage amount	$0.20 to $1.88 per $100 of daily coverage amount
• Charge for a representative insured(3)		$0.48 per $100 of daily coverage amount	$0.48 per $100 of daily coverage amount
Children’s Term Insurance Benefit	Monthly	$.60 per $1,000 of child’s term insurance amount	$.39 per $1,000 of child’s term insurance amount
Spouse Term Insurance Benefit(8)
• Minimum and Maximum Charge	Monthly	$0.16 to $3.90 per $1,000 of spouse’s term insurance amount	$0.07 to $3.90 per $1,000 of spouse’s term insurance amount
• Charge for a representative insured(9)		$0.23 per $1,000 of spouse’s term insurance amount	$0.09 per $1,000 of spouse’s term insurance amount
(1)	The cost of term insurance charge varies based on individual characteristics, including the insured’s age, risk class and, in most cases, sex. It also varies depending on how long the Policy has been outstanding. The cost of term insurance charges shown are probably not representative of the charges that you would pay. You can obtain more information about the cost of term insurance or other charges that would apply for a particular insured by contacting your sales representative.
(2)	The term insurance amount is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy’s cash value.
(3)	The Representative insured is a male insured, age 35, in the preferred nonsmoker underwriting class with a face amount of $250,000 in the first policy year.
(4)	$35 is the administration charge during the first Policy year for insureds Age 41 and over. The charge is less during the first Policy year, for younger insureds ($30 for Ages 26-40, $20 for Ages 25 and under). In the second and later Policy years, the charge reduces to $10 for all insureds and, if you pay the “required administrative premium” shown on page 3 of your Policy, the charge reduces further depending on the specified face amount of your Policy ($7 for less than $100,000, $6 for $100,000-$249,999 and $5 for $250,000 or more). We will deduct any amount of the first Policy year’s administration charges that remains unpaid at the time of any full surrender or other termination of a Policy during its first year.
(5)	The Mortality and expense risk charge is an annual rate of .90% for Policy Years 1-10; .60% for Policy Years 11-15 and .30% after Policy year 15.
(6)	The underwriting charge of $5.00 per month applies for the first 12 months after you increase your specified face amount.
(7)	The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The loan interest spread is an annual rate of 2% for Policy years 1-10; .6% for Policy years 11-15; .3% for Policy years 16-20 and 0% after Policy Year 20.
(8)	The charges for these optional features vary based on individual characteristics, including the insured’s age, risk class and, in most cases, sex. The charges shown are probably not representative of the charges that you would pay. You can obtain more information about the you would pay by contacting your sales representative.
(9)	The Representative insured is a female insured, age 35, in the preferred nonsmoker underwriting class with a specified face amount of $125,000.
Annual Operating Expenses
Annual Portfolio Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their current expenses, may be found in Appendix A at the back of this document.
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	0.99%
PRINCIPAL RISKS
Investment Risk. MetLife does not guarantee the investment performance of the variable investment options, and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy’s cash value, which can significantly reduce your Policy’s cash value. During times of poor investment performance, these deductions will have an even greater impact on your Policy’s cash value. It is possible to lose your full investment, and your Policy could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.
Surrender and Withdrawal Risks (Short-Term Investment Risk). The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. If you surrender the Policy within the first 15 Policy years (or within the first 15 years following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you withdraw more than 10% of your cash surrender value in any of the first 15 Policy years (or the first 15 years following a specified face amount increase).
You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will terminate without value because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly terminate).
Risk of Policy Lapse. Your Policy may lapse without value or death benefit if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay a monthly deduction (the charge we deduct from your Policy’s cash value every month) and no minimum guaranteed death benefit is in effect, your Policy will lapse without value or death benefit, unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Policy does lapse, your insurance coverage also will terminate (although you will be given an opportunity to reinstate your Policy and coverage if you satisfy certain requirements). If your Policy lapses when there is an outstanding loan, there may be adverse tax consequences.
Tax Risks. We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance policy under Federal tax law, increases in the Policy’s cash value will be taxed currently.
Even if your Policy is treated as a life insurance policy for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals, loans, and use of the Policy as collateral for a loan will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 591/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.
See “Federal Tax Matters.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Loan Risks. A policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the variable investment options or Fixed Account as collateral, and hold it in your Policy loan account. This loan collateral does not participate in the investment experience of the investment divisions or receive the interest rate credited to the Fixed Account either of which may be higher than the interest rate credited on the amount you borrow.
Any unpaid loan (plus accrued interest) also reduces the Policy’s insurance proceeds paid to your beneficiary. In addition, your Policy may terminate if your outstanding loan and accrued loan interest reduce the cash surrender value to zero unless the guaranteed minimum death benefit is in effect.
If you surrender your Policy or your Policy terminates while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and any prior tax-free withdrawals exceed the premiums paid. Particularly because loans and partial withdrawals reduce your Policy’s cash surrender value, any remaining cash surrender value may be insufficient to pay the income tax due.
Limitations on Access to Cash Value. We limit loans and partial withdrawals of cash value from the Policy to amounts not less than $500 and not more than the cash surrender value less two monthly deductions.
Limitations on Transfers. We may limit transfers. We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. We have adopted procedures intended to limit market timing that may adversely affect other Policy Owners. In addition, each Fund may restrict or refuse purchases of shares in their Portfolios as a result of its own procedures on market timing activities. You should read each Fund’s prospectus for more details.
Policy Charge and Expense Increase. We have the right to increase certain Policy charges.
Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.
Other Matters. The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to Metropolitan Life. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.
Risks of Investment in the Portfolios. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any fixed account investment option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks associated with investment in the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 800-638-5000. There is no assurance that any of the Portfolios will achieve its stated investment objective.
Cybersecurity. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate cash values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks. The Policy is subject to the risks related to Metropolitan Life, including any obligations (including under any Fixed Account investment options), guarantees of the Portfolios and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-638-5000 or by visiting https://www.metlife.com/about-us/corporate-profile/ratings/.
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. Metropolitan Life was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of Metropolitan Life, Inc. We are obligated to pay all benefits under the Policies. Investments in the Policy are subject to the risks related to Metropolitan Life with respect to any death benefit or other guarantees (including Fixed Account guarantees) that MetLife make available under the Policy.
All obligations guarantees (including under the Fixed Account), and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you.
The Separate Account
Metropolitan Life Separate Account UL is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy and other products funded through the Separate Account. The amount of the death benefit that exceeds the Policy’s cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. Metropolitan Life is regulated as an insurance company under state law. State law generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.
The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, Metropolitan Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Portfolios
Each investment division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds or “Trusts” that offer the Portfolios are the American Funds Insurance Series®, Brighthouse Funds Trust I, and Brighthouse Funds Trust II. Each of these Trusts has an investment adviser responsible for overall management of each Portfolio available in the Trust. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

The name, (investment objective), adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Fund has issued a prospectus that contains more detailed information about the Portfolio. Which you may obtain by calling by calling 1-800-638-5000 or going on line to: dfinview.com/metlife/tahd/MET000220.
The Portfolios’ investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.
Share Classes of the Portfolios
The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the American Funds Insurance Series, we offer Class 2 shares only; for Brighthouse Funds Trust I and Brighthouse Funds Trust II, we offer Class A shares only.
Certain Payments We Receive with Regard to the Portfolios
An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from fees deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
On August 4, 2017, Metropolitan Life, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where Metropolitan Life, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, Metropolitan Life, Inc. sold Brighthouse Financial, Inc. common stock in exchange for Metropolitan Life, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, Metropolitan Life, Inc. held no shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by Metropolitan Life held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates. As of December 31, 2020, approximately 88% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the Portfolio’s prospectus. (“Sale and Distribution of the Policies.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor Metropolitan Life Investors Distribution Company (MLIDC). Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return. For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.
Selection of the Portfolios
We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above.
In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the Portfolios you have chosen.
Purchase and Redemption of Portfolio Shares by Our Separate Account
As of the end of each Valuation Period (See “Sending Communications and Payments To Us — When Your Requests, Instructions and Notifications Become Effective.”), we purchase and redeem Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
•	The allocation of net premiums to the Separate Account.
•	Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).
•	Policy loans and loan repayments allocated to the Separate Account.

•	Transfers to and among investment divisions.
•	Withdrawals and surrenders taken from the Separate Account.
VOTING RIGHTS
We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.
We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that investment division for all Policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.
We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.
We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an investment division’s investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.
Rights Reserved by Metropolitan Life
We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add investment divisions; (2) to combine investment divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an investment divisions to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one investment division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.
We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

THE FIXED RETURN YOU CAN CHOOSE (OUR FIXED ACCOUNT)
The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 3%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts, based upon when such amounts were allocated to the Fixed Account and whether they were premium payments or transfers from the investment divisions. Any partial amounts we remove from the Fixed Account (such as any portion of your Policy’s monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first.
Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months.
Since the Fixed Account is not registered under the federal securities laws, this prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.
PURCHASING A POLICY
If you wanted to own a Policy, then you must have completed an application, which must have been received by the Designated Office. We reserved the right to reject an application for any reason permitted by law, and our acceptance of an application was subject to our underwriting rules.
Generally, we issued a Policy only for insureds that are age 80 or less (although we may have decided to permit an insured that is older) that provided evidence of insurability that we found acceptable. An “insured” is the person upon whose life we issue the Policy. You do not have to be the insured.
The beneficiary is named in the application as the person who will receive the insurance proceeds upon the death of the insured. The beneficiary has no rights under the Policy until the death of the insured (unless the beneficiary has been designated an irrevocable beneficiary) and must survive the insured in order to receive the insurance proceeds.
For the purpose of computing the insured’s age under the Policy, we start with the insured’s age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.
The Date of Policy is usually the date the Policy application is approved. (Under our current administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Date of Policy of the 28th.) In certain situations when payroll deduction is being used for remittance of premiums, we may adjust the Date of Policy. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). We may permit a Date of Policy that is earlier than the date the application is approved if there have been no material m is representations in the application (but not earlier than the date that the application is completed) in order to preserve a younger age for the insured. Your Date of Policy can also be the date the application is completed if you ask us and if we receive a payment of at least $2,500 with the application.
For applications submitted without an advance payment of the initial premium or if we have refunded an advance payment prior to the issuance of the Policy, the Policy will be redated upon delivery to you. The delivery date will be the new Date of Policy.

Temporary insurance will be provided for up to 90 days from the date of the application (or a greater period of time that we may elect), provided that we receive a payment equal to at least one transfer under a preauthorized checking arrangement (see “Your Payment and Allocation of Premiums —  Paying Premiums”) and any necessary medical examination has been completed. Even if the insured hasn’t completed the medical examination, there will be coverage if the insured dies from an accident within 30 days of the date of the application. The temporary insurance does not cover death by suicide. The temporary insurance provided is equal to the specified face amount applied for up to a maximum of $500,000 (as may be increased by us). There will be no charge for the insurance protection under the temporary insurance.
Insurance coverage under the Policy will begin, and any temporary insurance that is then in force will end, at the time the Policy is delivered and the Date of Receipt of the first premium payment has occurred. For coverage to be effective, the insured’s health must be the same as stated in the application and, in most states, the insured must not have sought medical advice or treatment after the date of the application. As to when charges under this Policy begin, see “Charges and Deductions you Pay —  Charges Included in the Monthly Deduction.”
It may not be in your best interest to surrender, terminate, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.
YOUR PAYMENT AND ALLOCATION OF PREMIUMS
Paying Premiums
Unless your Policy has a guaranteed minimum death benefit in effect, the payment of a given amount of premiums won’t guarantee that your Policy will remain in force. Rather, this depends on your Policy’s cash surrender value.
Your Policy will remain in force as long as the Policy’s cash surrender value is large enough to cover one monthly deduction. The monthly deduction is a charge we deduct from your Policy’s cash value every month.
You can make premium payments, subject to certain limitations discussed below, through the:
•	Voluntary planned periodic premium schedule: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (A) annual; (B) semi-annual; (C) periodic automatic pre-authorized transfers from your checking account (“preauthorized checking arrangement”); (D) systematic through payment plans that your employer makes available; or (E) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned premium schedule.
•	Unscheduled premium payment option: You can make premium payments at any time.
We do not accept premiums made in cash or by money order.
If any payments under the Policy exceed the “7-pay limit” under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the “7-pay limit.” (See “Federal Tax Matters “ below in this prospectus supplement.) If we receive a premium payment 30 days or less before the anniversary of the 7-pay testing period that exceeds the “7-pay limit” and would cause the Policy to become a modified endowment contract, and waiting until the anniversary to apply that payment would prevent the Policy from becoming a modified endowment contract, we may retain the premium payment in a non-interest bearing account and apply the payment to the Policy on the anniversary. If we follow this procedure, we will notify you and give you the option of having the premium payment applied to the Policy before the anniversary. Otherwise, if you make a premium payment that exceeds the “7-pay limit,” we will apply the payment to the Policy according to our standard procedures described below and notify you that the Policy has become a modified endowment contract.
Paying Premiums to Maintain the Guaranteed Minimum Death Benefit
You can pay certain levels of premiums that entitle you to a guaranteed minimum death benefit for a specified period of time. To keep the guarantee, you will need to pay these premium levels for the entire duration of the guarantee. We will test your Policy on each monthly anniversary or upon the Policy lapse date (depending on state requirements) to verify that you have paid the minimum premium (after taking into account partial withdrawals and outstanding Policy loans) to keep the guarantee in force. If no guarantee is in force, your Policy will terminate under the circumstances described in “Policy Termination and Reinstatement”.
The level of premium to keep the guaranteed minimum death benefit in effect varies based on several factors including:
•	Duration of the guarantee (generally higher levels are required for longer durations).
•	Specified face amount (generally higher levels are required for higher amounts).
•	Smoking class and underwriting class (generally higher levels are required for classes that we consider to pose a greater mortality risk).
•	Death benefit option (generally higher levels are required for death benefit options B and CI).
•	Except for Policies issued in New York, Policy riders (generally higher levels are required if you have riders in force).
Maximum and Minimum Premium Payments
•	During the first Policy year you must pay an amount of premium that we call the minimum initial premium (after taking account of partial withdrawals and outstanding Policy loans) or we will terminate your Policy after the grace period.
•	After the first Policy year, your voluntary planned periodic payments must be at least:
•	$200 annually (or, for some Policies distributed by certain brokers, $2,500 annually)
•	$100 semi-annually
•	$15 on a preauthorized checking arrangement or other systematic payment schedule.
•	Unscheduled premium payments must be at least $250 each.
•	You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status not later than in your annual statement. If possible, we will tell you how to reverse the status.

Allocating Net Premiums
We will allocate your net premiums to the Fixed Account from the Investment Start Date until 20 days after such date.
Your Investment Start Date is the later of (A) the Date of Policy and (B) the Date of Receipt of your first premium payment. Your premium allocation instructions and transfer requests for investment in the separate account that you make in your Policy application, or within 20 days after your Investment Start Date, will take effect on the end of the first Valuation Date that is 20 days after your Investment Start Date.
You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. The percentage of your net premium allocation into each of these investment options must be a minimum of 1% and in whole numbers. You can change your allocations (effective after the 20th day referred to above) at any time by giving us written notification at our Designated Office or in any other manner that we permit.
For Policies issued in California. We will allocate your net premiums among the Fixed Account and the investment divisions you select in your Policy application on the Investment Start Date. If you are age 60 or older and you allocate 100% of your net premiums to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Free Look period (see “Other Policy Provisions — Free Look Period to Cancel your Policy”), we will not automatically transfer your cash value or reallocate your future premiums to the investment divisions once the Free Look period has ended. You must contact us to request a transfer or reallocation
YOUR POLICY’S VALUES
Cash Value
Your Policy’s cash value equals:
•	The Fixed Account cash value, plus
•	The Policy Loan Account cash value, plus
•	The Separate Account cash value.
The Separate Account cash value allocated to each investment division is calculated as follows:
•	20 days after your Investment Start Date, we will allocate your cash value among the investment divisions as you requested your net premiums to be allocated in your application. For Policies issued in California, see “Allocating Net Premiums.”
•	Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
•	The cash value in the investment division at the beginning of the Valuation Period; plus
•	All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus
•	All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
•	The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
•	The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.
Cash Surrender Value
Your Policy’s cash surrender value equals your cash value minus:
•	Any outstanding Policy loans (plus any accrued and unpaid interest);
•	Any surrender charges; and
•	The administration charge for any full Policy month remaining in the first Policy year.
The Amount We Pay at Your Policy’s Final Date
The Final Date is the Policy anniversary on which the insured is Age 95. We will allow you to extend that date, however, where permitted by state law. If the insured is living on the Final Date, we will pay you the cash value of the Policy, reduced by any outstanding loans (plus accrued interest). You can receive the cash value in a single sum, in an account that earns interest, or under an available income plan
SENDING COMMUNICATIONS AND PAYMENTS TO US
Contacting Us
You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. As of the date of this prospectus, requests for partial withdrawals and Policy loans must be in writing. However, you should contact us at 1-800-MET-5000 for our current procedures. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1- 800-MET-5000 for any function not listed below or for any other inquiry.
Function	Designated Office
Premium Payments	MetLife, P.O. Box 371351, Pittsburgh, PA 15250-7351
Payment Inquiries	MetLife, P.O. Box 354, Warwick, RI 02887-0354
Surrenders, Withdrawals, Loans, Investment Division Transfers, Premium Reallocation	MetLife, P.O. Box 543, Warwick, R.I. 02887-054
Death Claims	MetLife, P.O. Box 353, Warwick, R.I. 02887-0353
Beneficiary & Assignment	MetLife, P.O. Box 313, Warwick, R.I. 02887-0313
Address Changes	MetLife, 500 Schoolhouse Road, Johnstown, PA 15904 Attn: Data Integrity

Function	Designated Office
Reinstatements	MetLife, P.O. Box 3741487, Pittsburgh PA 15250-7487
If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy. Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Policy Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and a business continuity plan to protect our operations against cyber security breaches. Despite these protocols, a cyber security breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Policy Owners and their Policies. Our operations also could be negatively affected by a cyber security breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets. Cyber security breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cyber security breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
When Your Requests, Instructions and Notifications Become Effective
Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted.)
A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
A Valuation Date is each day on which the New York Stock Exchange is open for trading. Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).
The effective date of your Automated Investment Strategies will be that set forth in the strategy chosen.

Third Party Requests
Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy Owner, and who simultaneously makes the same request or series of requests on behalf of other Policy Owner.
INSURANCE PROCEEDS PAYABLE IF THE INSURED DIES
If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured’s date of death.
We will pay this amount after we receive documents that we request as due proof of the insured’s death. The amount of the death benefit that exceeds the Policy’s Cash Value is paid from our general account. Death benefit amounts paid from our general account are subject to the claims of our creditors.
The beneficiary can receive the death benefit in a single sum or under various income plans described under “Optional Benefits You Can Add By Rider”. You may make this choice during the insured’s lifetime. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the Total Control Account (see below). If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.
Unless otherwise requested, the Policy’s death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency
The insurance proceeds equal:
•	The death benefit under the death benefit option, alternate death benefit or minimum guaranteed death benefit that is then in effect; plus
•	Any additional insurance proceeds provided by rider; minus
•	Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.
We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy’s Cash Value in the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation — including complete names and complete address — if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See “Sending Communications and Payments To Us”)
Death Benefit Options You Can Choose
Generally, you can choose among three options, although the choice may be limited based upon the insured’s age. You select which option you want in the Policy application. The three options are:
•	Option A: The death benefit is a level amount and equals the specified face amount of the Policy.
•	Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.
•	Option C: The death benefit is one of two amounts and is available only if insured is age 60 or less when we issue the Policy:
•	The death benefit varies and equals the specified face amount plus the cash value on the date of death, until the insured is age 65 (“CI”).
•	At age 65, the death benefit becomes a level amount equal to the specified face amount under CI plus the cash value at the end of the Valuation Date immediately preceding the date on which the insured became age 65. This new amount then becomes the specified face amount (“CII”).
There are issues that you should consider in choosing your death benefit option. For example, under Options B and CI, the cash value is added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Options A and CII, for Policies with the same specified face amount and premium payments. By the same token, the cost of term insurance will generally be greater under Options B and CI than under Options A and CII.
You can change your death benefit option after the second Policy year and, thereafter, once in any 12 month period, provided that:
•	Your cash surrender value after the change would be enough to pay at least two monthly deductions.
•	The specified face amount continues to be no less than the minimum we allow after a decrease.
•	The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.
•	If the change is to Option C, the insured is age 60 or less.

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request. A change in death benefit will have the following effects on your specified face amount:
•	Change from A to B, or from A to CI, or from CII to B: The specified face amount will decrease to equal the death benefit less the cash value on the effective date of the change.
•	Change from B to A, or from CI to A: The specified face amount will increase to equal the death benefit plus the cash value of the Policy on the effective date of the change.
•	Change from B to CI or from CI to B: The specified face amount will remain the same.
Before you change your death benefit option you should consider the following:
•	If the term insurance amount of your death benefit changes, as it may with a change from A to B, or from A to CI, or from CII to B and vice versa, the cost of term insurance will also change. This will affect your cash value and, in some cases, the amount of the death benefit.
•	The premium requirements for maintaining the guaranteed minimum death benefit may change, which could affect your ability to maintain it.
•	If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under “Specified Face Amount,” below. These issues include the possibility that your Policy would become a modified endowment contract; that you would receive a taxable distribution; that there would be an increase or decrease in the monthly administration charge; and that the maximum premium amounts that you can pay would change. A specified face amount decrease resulting from a death benefit option change, however, will not result in deduction of a surrender charge.
Alternate Death Benefit That Automatically Applies in Some Cases
In order to ensure that the Policy qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit option that you chose, as discussed above. The alternate death benefit is as follows:
Age of Insured at Death	40 and less	45	50	55	60	65	70	75 to 90	95
% of Cash Value: *	250	215	185	150	130	120	115	105	100
*	For the ages not listed, the percentage decreases by a pro rata portion for each full year.
Guaranteed Minimum Death Benefit You Can Choose
You can choose to have a guaranteed minimum death benefit for one of several specified periods of time, if you meet certain requirements. Generally, the amount of guaranteed minimum death benefit equals the specified face amount of insurance, plus any additional death benefits provided by rider. Availability may be restricted in your state or by the insured’s rating class, however.
There is no additional charge for the guarantee, but in order to keep the guarantee in effect, you will need to pay certain minimum premiums, which vary based on many factors (see “Premiums” below). We test the Policy on each monthly anniversary or upon the Policy’s lapse date (depending on state requirements) — the “testing date” — to make sure that you have paid the minimum premiums required to keep the guarantee for the duration you chose. If you haven’t made the minimum premium payments, we will tell you and give you 61 days from the testing date to make any additional payment to keep the guarantee at the then current duration. If we do not receive the required payment, we will reduce the duration of the guarantee to one that the premiums you have paid would support and that would have been available to you. If no shorter duration is available to you, we will terminate the guarantee. A duration cannot be reactivated, once we terminate it. If no guarantee is in effect, your Policy will terminate under the circumstances described in “Policy Termination and Reinstatement.”
Each duration for the guaranteed minimum death benefit has its own premium requirement that supports it. The longer the duration, the greater the premiums required. At issue, we will look at the premium you plan to pay and give you which ever duration that premium supports. You can reduce the duration by reducing the premiums paid to an amount that will only support a shorter duration. A duration cannot be increased by subsequently paying additional premiums nor can a duration be reinstated once it is terminated. The durations for the guaranteed minimum death benefit are*:
For the first five Policy years.
•	To age 65, but only if the insured is age 60 or less when the Policy is issued.
•	To age 75, but only if the insured is age 70 or less when the Policy is issued.
•	To age 85, but only if the insured is age 80 or less when the Policy is issued.
The Specified Face Amount of Your Policy
The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently these amounts are generally:
•	$100,000 for insureds in the preferred rate class
•	$50,000 for most other insureds
•	$25,000 for certain insureds over age 59.
•	$250,000 for most Policies distributed through broker-dealers not affiliated with us.
Generally, you may decrease your specified face amount after the first Policy year or increase your specified face amount after the second Policy year, and thereafter, once in any 24 month period, as long as the insured is age 79 or under. Any change will be effective on the monthly anniversary on or next following (a) the Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.
You are permitted to decrease the specified face amount to as low as $25,000 except that no reduction may decrease the specified face amount below the Minimum Initial Specified Face Amount during the first five Policy years or one half that amount thereafter. The lowest available specified face amount requirements also apply to decreases that result from partial withdrawals or changes in death benefit option. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount.
*For Policies issued in New York, the guaranteed minimum death benefit guarantees payment of the specified face amount of insurance only (and not any rider benefits), and the options for the duration of the guarantee are generally: (i) for the first five Policy years; (ii) to age 55 (available only if the insured was between age 18 and age 50 on the date the Policy was issued) or for the first 20 Policy years (if the insured was less than age 18 on the date the Policy was issued); or (iii) to age 65 (available only if the insured was between age 18 and age 60 on the date the Policy was issued) or to age 60 (if the insured was less than age 18 on the date the Policy was issued). For Policies issued in Massachusetts, New Jersey and Texas, the only available duration of the guaranteed minimum death benefit is the first five Policy years. It is possible that other states may, in the future, require similar variations in the durations that are available.
You may increase the specified face amount only if: (a) the guaranteed minimum death benefit is in effect; or (b) the cash surrender value after the change is large enough to cover at least two monthly deductions. Generally, the minimum specified face amount increase is $5,000 ($10,000 for Policies issued in New York). Any increase will require that we receive additional evidence of insurability that is satisfactory to us. We will also impose an underwriting charge.
Before you change your specified face amount you should consider the following:
•	The term insurance amount of your death benefit will likely change and so will the cost of term insurance. This will affect the insurance charges, cash value and, in some cases, death benefit levels.
•	Reducing your specified face amount in the first 15 Policy years may result in our returning an amount to you which could then be taxed on an income first basis.
•	We will deduct a portion of any applicable surrender charge at the time of any decrease in specified face amount that you request.
•	We will establish an additional amount of surrender charge at the time of any increase in the specified face amount, other than an increase resulting automatically from a change of death benefit option.
•	The premium requirements for maintaining the guaranteed minimum death benefit will change, which could affect your ability to maintain it.
•	The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease.
•	In some circumstances, the Policy could become a modified endowment contract.
•	The monthly administration charge may change.
YOUR POLICY’S VALUES
Cash Value
Your Policy’s cash value equals:
•	The Fixed Account cash value, plus
•	The Policy Loan Account cash value, plus
•	The Separate Account cash value.
The Separate Account cash value allocated to each investment division is calculated as follows:
•	20 days after your Investment Start Date, we will allocate your cash value among the investment divisions as you requested your net premiums to be allocated in your application. For Policies issued in California, see “Allocating Net Premiums.”
•	Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
•	The cash value in the investment division at the beginning of the Valuation Period; plus

•	All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus
•	All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
•	The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
•	The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.
Cash Surrender Value
Your Policy’s cash surrender value equals your cash value minus:
•	Any outstanding Policy loans (plus any accrued and unpaid interest);
•	Any surrender charges; and
•	The administration charge for any full Policy month remaining in the first Policy year.
The Amount We Pay at Your Policy’s Final Date
The Final Date is the Policy anniversary on which the insured is Age 95. We will allow you to extend that date, however, where permitted by state law. If the insured is living on the Final Date, we will pay you the cash value of the Policy, reduced by any outstanding loans (plus accrued interest). You can receive the cash value in a single sum, in an account that earns interest, or under an available income plan
SURRENDERS AND PARTIAL WITHDRAWALS FROM YOUR POLICY
Surrendering (Turning In) Your Policy
You may surrender your Policy for its cash surrender value at any time while the insured is living. We may ask you to return the Policy before we honor your request to surrender your Policy. We determine the cash surrender value as of the end of the Valuation Period during which we receive the surrender request. (See “Sending Communications and Payments To Us”). You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy’s death benefit and its cash value, computed as of the surrender date.
Partial Withdrawals You Can Take
You can make partial withdrawals of your cash surrender value at any time if:
•	The partial withdrawal would not result in a reduction in your specified face amount during the first Policy year, as described under “The Specified Face Amount of your Policy” above;

•	The partial withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions;
•	The partial withdrawal is at least $500;
•	The partial withdrawal would not result in your specified face amount falling below the minimum allowable amount, as described under “The Specified Face Amount of Your Policy” above; and
•	The partial withdrawal would not result in total premiums paid exceeding the then current maximum premium limitation determined by the Internal Revenue Code rules.
If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller partial withdrawal or surrender the Policy. We will deduct your partial withdrawal from the Fixed Account and the investment divisions in the same way we allocate the monthly deduction.
Before surrendering your Policy or requesting a partial withdrawal you should consider the following:
•	Surrender charges may apply.
•	At least some amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties. (See “Federal Tax Matters”)
•	Your Policy could become a modified endowment contract.
•	For partial withdrawals, your death benefit will decrease by the amount of the withdrawal. For Options A and CII, your specified face amount also will decrease, generally by the amount of the withdrawal, but this decrease will not cause any surrender charge to be deducted other than any surrender charge attributable to the amount withdrawn.
•	Any partial withdrawal that causes the specified face amount to decrease could cause an increase in the monthly administrative charge.
•	In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.
TRANSFERRING CASH VALUE AMONG YOUR POLICY’S INVESTMENT OPTIONS
The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.
Restrictions on Frequent Transfers
Frequent requests from Policy Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios (“American Funds portfolios”) as Monitored Portfolios. We monitor the following portfolios:
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	American Funds The Bond Fund of America
•	Baillie Gifford International Stock Portfolio
•	Clarion Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	Loomis Sayles Small Cap Growth Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	MFS® Research International Portfolio
•	Neuberger Berman Genesis Portfolio
•	T. Rowe Price Small Cap Growth Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more “round-trips” involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.
As a condition to making their Portfolios available in our products, American Funds requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds Portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.
In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Portfolio prospectuses for more details.

Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more Policy Owners with interests in the Divisions is, or would be, to the disadvantage of other Policy Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other Policy Owners. A limitation or modification could be applied to transfers to and from one or more of the Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one Policy Owner; (3) limiting the dollar amount that may be transferred by an Policy Owner between Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the Policy Owner.
Transfers You Can Make by Telephone
Subject to our market timing procedures, we may, if permitted by state law, allow you to make transfer requests, changes to Automated Investment Strategies and changes to allocations of future net premiums by phone. We generally allow you to authorize your sales representative to make such requests. The following procedures apply:
•	We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.
•	All telephone calls will be recorded.
•	You will receive a written confirmation of any transaction.
•	Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.
•	You should contact our Designated Office with any questions regarding the procedures.
Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider’s, your sales representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

BORROWING FROM YOUR POLICY
The amount of each loan must be:
•	At least $500.
•	No more than the cash surrender value less two monthly deductions (unless your Policy provides for a different amount required by state law) when added to all other outstanding Policy loans.
•	As of your loan request’s Date of Receipt, we will:
•	Remove an amount equal to the loan first from your cash value in the Fixed Account. If an additional amount is required, we will remove it from the cash value in the investment divisions of the Separate Account in the same proportion as your cash value is then allocated.
•	Transfer such cash value to the Policy loan account, where it will be credited with interest at the rate of 4% per year. At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we allocate monthly deductions.
•	Charge you interest, which will accrue daily at a rate of 6% per year (which is the maximum rate we will ever charge). We will reduce this rate to 4.6% for Policy years 11 through 15, to 4.3% for Policy years 16 through 20 and to 4.0% after Policy year 20. Your interest payments are due at the end of each Policy year. If you don’t pay the amount within 31 days after it is due, we will treat it as a new Policy loan.
Repaying your loans (plus accrued interest) is done by sending in payments at least equal to your voluntary planned periodic premium, or $50, if less. Unless you tell us otherwise, any payments we receive while a loan (plus accrued interest) is outstanding, will be applied first to repaying the loan, and, if any amounts remain after repayment, they will be considered premium. Even though we will repay the loan with these payments, the resulting reduction in outstanding loans will have the same effect as premium payments for purpose of maintaining your guaranteed minimum death benefit. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that any new net premiums would be allocated. If a Policy loan is outstanding, it may be better to repay the loan than to pay premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See “Charges and Deductions You Pay”.)
•	Before taking a Policy loan you should consider the following:
•	Interest payments on loans are generally not deductible for tax purposes.
•	Under certain situations, Policy loans could be considered taxable distributions.
•	If you surrender your Policy or if we terminate your Policy, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. Generally, there will be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. (See “Federal Tax Matters” below.) In addition, the amounts borrowed and withdrawn reduce the Policy’s cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.
•	A policy loan increases the chances of our terminating your policy due to insufficient cash value. Unless the guaranteed minimum death benefit is in effect, we will terminate your Policy with no value if: (A) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction and minus any surrender charges; and (B) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.
•	Your Policy’s insurance proceeds will be reduced by any unpaid loan (plus any accrued and unpaid interest).
•	The amount taken from your Policy’s cash value, as a result of a loan does not participate in the investment experience of the investment divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if they are repaid.
POLICY TERMINATION AND REINSTATEMENT
Reinstatement
Upon your request, we will reinstate (put back in force) your Policy (without reinstating the guaranteed minimum death benefit or any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or any longer period provided by state law) after the end of the grace period and before the Final Date. You also must provide us:
•	A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).
•	Evidence of insurability that we find satisfactory.
•	An additional premium amount that the Policy prescribes for this purpose.
OPTIONAL BENEFITS YOU CAN ADD BY RIDER
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Disability Waiver of Premium Benefit	This rider is designed for Policy Owners who seek to build cash value or maintain the guaranteed minimum death benefit during a period of disability.	Optional	In order to qualify for this rider, you must maintain a premium level equal to that required under the rider.
Disability Waiver of Monthly Deduction Benefit	This rider provides for the waiver of certain monthly deductions, including cost of insurance and monthly policy expense charges, upon proof of disability.	Optional	This rider was only available at Policy issue.
Children’s Term Insurance Benefit.	This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.	Optional	This rider was only available at Policy issue.
Spouse Term Insurance Benefit.	This rider provides term insurance in an amount selected at issue upon proof of death of the insured’s spouse.	Optional	This rider was only available at Policy issue.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Accidental Death Benefit.	This rider provides additional death benefit coverage for an amount selected at issue upon proof of death of the insured if such death was caused by an accident	Optional	This rider was only available at Policy issue.
Accelerated Death Benefit Rider	This rider provides for early payment of a portion of the face amount of insurance upon proof of terminal illness of the insured resulting in a life expectancy of 12 months or less.	Optional	This rider was only available at Policy issue.
Long Term Care Guaranteed Purchase Option	This rider gives the Policy Owner the option to purchase long-term care insurance for the insured, at future specified Purchase Option Dates, without additional underwriting.	Optional	This rider was only available at Policy issue.
Disability Waiver of Monthly Deduction Rider. The Disability Waiver of Monthly Deduction Rider provides that after the Company receives proof that the insured has been totally disabled for a continuous period of at least 6 months, monthly deductions will be waived. You may not elect both the Disability Waiver of Monthly Deduction Benefit and the Disability Waiver of Specified Premium Benefit.
For example, if the monthly deductions for a policy were $150, we would waive $150 per month starting from the date the total disability rider is triggered (e.g. proof of total disability for a continuous period of 6 months) until the end of the disability.
Disability Waiver of Premium Benefit. This rider which provides for waiver of a specified amount of monthly premium in the event of the disability (as defined in the rider) of the insured. You may not elect both the Disability Waiver of Monthly Deduction Benefit and the Waiver of Premium Benefit.
For example, the specified monthly premium amount of $500 that was chosen on the application will be applied to the policy as premium when the insured becomes disabled as defined in the rider until the end of the disability. Applicable premium loads will apply to each such premium payment.
Children’s Term Insurance Benefit. The Children’s Term Insurance Rider provides term insurance coverage on each child, stepchild or legally adopted child of the insured who are at least 15 days old and under age 18 on the date of application for this rider. At issue, all eligible children who are listed on the application will be covered. Any children who are listed on the application but are not at least 15 days old will become eligible children when they become 15 days old. Additional children, either born or legally adopted after issue, will be covered automatically, as they become eligible. Coverage for each insured child begins at age 15 days or the date of adoption if later.

For example, a base policy with a face amount of $40,000 could have a Children’s Term Insurance Rider that covers 3 children with a term face amount of $5,000 each.
Spouse’s Term Insurance Benefit. The Spouse’s Term Insurance Rider provides term insurance coverage on the spouse of the insured rider.
For example, a base policy with a face amount of $40,000 could have a Spouse’s Term Insurance Rider with a term face amount of $5,000.
Accidental Death Benefit Rider. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare- paying passenger on a common carrier.
For example, if the base face amount of the policy is $250,000 and the Accidental Death Benefit face amount is $100,000, we will pay a death benefit of $350,000 if an accident caused the insured’s death.
Acceleration of Death Benefit Rider. This rider allows a Policy Owner to accelerate payment of all or part of the Policy’s death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum Policy loan interest rate under the Policy. In exercising the benefit, the Policy Owner must accelerate at least $50,000 (or 25% of the death benefit, if less), but not more than the greater of $250,000 or 10% of the death benefit.
For example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699.
Long Term Care Guaranteed Purchase Option. This rider gives the Policy Owner the option to purchase long-term care insurance for the insured, at future specified Purchase Option Dates, without additional underwriting.
For example, if the Policy Owner elects to purchase long-term care insurance on a permissible purchase option date, the Policy Owner may do so and will not be subject to additional underwriting.
CHARGES AND DEDUCTIONS YOU PAY
The Policy charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.
Services and benefits we provide:
•	the death benefit, cash, and loan benefits under the Policy
•	investment options, including premium allocations
•	administration of elective options
•	the distribution of reports to Policy Owners
Costs and expenses we incur:
•	costs associated with processing and under writing applications, and with issuing and administering the Policy (including any riders)

•	overhead and other expenses for providing services and benefits
•	sales and marketing expenses
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees
Risks we assume:
•	that the cost of term insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
•	that the charges of providing the services and benefits under the Policies exceed the charges we deduct
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies. We may also profit from all the charges combined, including the cost of term insurance charge and the mortality and expense risk charge.
The following sets forth additional information about the Policy charges.
Deductions from Premiums
Sales charge: We deduct a 2.25% sales charge from each premium primarily to help pay the cost of compensating sales representatives and other expenses of distributing the Policies.
Charge for average expected state taxes attributable to premiums: We deduct 2.00% from each premium to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.
Federal tax charge: We deduct 1.25% from each premium to reimburse us for the Federal income tax liability related to premiums.
Charges for income taxes: In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies’ cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.
Transfer charge
We reserve the right to charge up to $25 per transfer among the investment divisions and to or from the Fixed Account, except for any transfers under the Automated Investment Strategies.
Underwriting charge
This charge applies only if you request an increase in your specified face amount. In that case, we charge $5 per month for the first twelve months after the month you increase your specified face amount.
Charges Included in the Monthly Deduction
At issue, or within 30 days of any Policy anniversary, you can choose to have the monthly deduction taken from either: (a) the Fixed Account and each investment division in which you have cash value in the same proportion as your cash value is allocated among these options at the beginning of the policy month; or (b) if there is sufficient cash value, entirely from your Fixed Account. If no election is made or if amounts in the Fixed Account are insufficient, we will take the monthly deduction in accordance with (a). We deduct the monthly deductions as of each monthly anniversary beginning as of the Date of Policy.
Cost of term insurance: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of term insurance rates by the term insurance amount.
•	The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return during the month; minus the cash value at the beginning month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit you choose. (Generally, the term insurance amount will be higher for Options B and CI).
•	The term insurance rate is based on our expectations as to future experience, taking into account the insured’s sex (if permitted by law), age and rate class. The rates will never exceed the guaranteed rates, which are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured’s sex, age and smoking status. As a general rule, the guaranteed rate increases each year you own your Policy, as the insured’s age increases. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who purchased their policy at the same time and who is the same age, sex and rate class.
•	Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and, if the insured is 18 or older, we divide rate class by smoking status). The insured’s rate class will affect your cost of term insurance. You can also have more than one rate class in effect, if the insured’s rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.
•	The current cost of term insurance rate varies among otherwise identical insureds, depending on how long an insured’s Policy has been in force. In the early Policy years, the rate in some cases will decrease from one year to the next. Nevertheless, if held for a long enough period of time, any Policy’s current cost of term insurance rate will begin to increase from year to year as the insured’s age increases.
•	The current maximum amount that we may charge for the cost of insurance is $37.98 per $1,000 of term insurance amount and the minimum that we may charge for the cost of insurance is $.01 per $1,000 of term insurance amount.
Administration charge: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Policy, and also, in the first year, our underwriting and start-up expenses.
In the first Policy year, the Administration charge is $20 per month for insureds age 25 and under, $30 per month for insureds age 26-40 and $35 per month for insureds age 41 and over. In the second and later Policy years, the Administration charge is $10 per month unless you pay the required Administrative Premium shown on page 3 of your Policy. If you pay these premiums, the monthly charge will be $5 for a specified face amount of $250,000 or more, $6 for a specified face amount between $100,000 and $249,999 and $7 for a specified face amount of less than $100,000.
Mortality and expense risk charge: We make this monthly charge primarily to compensate us for:
•	mortality risks that insureds may live for a shorter period than we expect; and
•	expense risks that our issuing and administrative expenses may be higher than we expect.
The charge is made monthly, based on the cash value of the Policy in our Separate Account, at an annual rate of .90% for Policy years 1 through 10, .60% for Policy years 11 through 15 and .30% thereafter.

Surrender Charge
If, during the first fifteen Policy years, or during the first fifteen years following a specified face amount increase, you surrender your Policy, reduce the face amount, make a partial withdrawal, or your Policy terminates for insufficient cash surrender value, we will deduct a surrender charge from the cash value. The amount of your Policy’s surrender charge that we will deduct at the time you reduce the specified face amount will be 50% of the portion of the surrender charge that we attribute to the decrease. For partial withdrawals of up to 10% of the Policy’s cash surrender value at the date of the partial withdrawal (aggregated for this purpose with all previous withdrawals during the same Policy year) no surrender charge is deducted. We make the surrender charge primarily to help pay the cost of compensating sales representatives and other expenses of distributing the Policies.
The method by which we calculate the surrender charges that apply under certain circumstances is complex, because they are based on several factors that are specific to your Policy. You can request a personalized illustration that will show you how this charge (along with other charges plus your loans and accrued interest) affect your cash surrender value.
In order to determine the Surrender Charge, we first determine the:
•	“Surrender Charge Measure” for the Policy’s initial specified face amount, which is:
•	For the first Policy year the lesser of:
(A)	actual cumulative premiums paid; and
(B)	the Maximum Surrender Charge Premium.
•	For the second Policy year and later Policy years, the lesser of:
(A)	actual cumulative premiums paid within the first two Policy years; and
(B)	the Maximum Surrender Charge Premium.
•	“Increase Surrender Charge Measure” (i.e., The Surrender Charge Measure for any increase you have made in your specified face amount), which is:
•	For the first year following the increase, the lesser of:
(A)	the amount by which the actual cumulative premiums paid within twelve months following the date of the application for the specified face amount increase exceeds the sum of:
(i)	the Surrender Charge Measure for the first Policy year, plus
(ii)	the Increase Surrender Charge Measure for the first year following any prior increases; and
(B)	the Maximum Surrender Charge Premium at the time of the increase.
•	For the second year and later following the increase, the lesser of:
(A)	the amount by which actual cumulative premiums paid within twenty-four months following the date of the application for the specified face amount increase exceeds the sum of:
(i)	the Surrender Charge Measure for the second Policy year, plus
(ii)	the Increase Surrender Charge Measure for the second year following any prior increases; and
(B)	the Maximum Surrender Charge Premium for the second Policy year following the increase.
•	Maximum Surrender Charge Premium, which is the amount determined at issue (or, for a specified face amount increase, at the time of the increase) which will not exceed:

•	For the first Policy year, or the first year after the increase, 75% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue, or at the time of the increase, respectively; and
•	For the second Policy year and thereafter, or the second and later years after the increase, 100% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue or at the time of the increase.
•	Federal Guideline Annual Premium, which is the level annual amount of premium that you would need to pay through the Final Date of your Policy for the specified face amount of your Policy if we set your premiums both as to timing and amount, based on:
•	the 1980 Commissioners Standard Ordinary Mortality Tables;
•	net investment earnings at an annual effective rate of 4%; and
•	fees and charges as set forth in your Policy and Policy riders.
This premium is based on the insured’s age, sex, smoking status and rate class and is generally higher for older ages, for males, for smokers and for those in a higher rate class.
Using the above determinations, we will compute the full surrender charge by first locating the Policy year in the table below that contains the date as of which we are computing the charge. Then we multiply the indicated percentage by the then-applicable Surrender Charge Measure. This gives us the surrender charge for the initial specified face amount. We compute the surrender charge for each specified face amount increase that is then in effect by a similar method, except that we multiply the percentage for the actual year following the date of the increase by the Increase Surrender Charge Measure for that increase. By totaling the surrender charge we compute for the original specified face amount with any that we compute for each specified face amount increase, we arrive at the full surrender charge.
Policy year (or actual year since Specified Face Amount Increase)	1	2	3	4	5	6 *	7	8	9	10	11	12	13	14	15	16 and later
% of Measure	100	100	90	80	70	60	54	48	42	36	30	24	18	12	6	0
*	After the fifth year, the surrender charges will decrease each Policy month.
You may withdraw up to 10% of the Policy’s Cash Surrender Value each year without paying a surrender charge. A withdrawal will exceed the 10% free withdrawal amount to the extent that it (together with any prior withdrawals in the same Policy year) is more than 10% of your Policy’s cash surrender value on the date of the withdrawal. The amount deducted would be the same proportion of the full surrender charge as (a) the amount of the withdrawal that exceeds the 10% free withdrawal amount bears to (b) the Policy’s total cash value.
If you make a withdrawal of cash value or specified face amount decrease that causes us to deduct an amount of surrender charge, we will reduce the remaining surrender charge on the Policies’ specified face amount by the amount deducted. If you previously increased your Policy’s specified face amount, we make any such reductions first to any remaining surrender charge attributable to the most recent such increase(s) (in reverse chronological order) and then to those attributable to the original specified face amount.
We deduct any surrender charge that results from a partial withdrawal or specified face amount decrease from the same sources as we take the monthly deduction. If the cash value is insufficient, we reduce the amount we pay you. Because of the surrender charge, your Policy will probably not have any cash surrender value for at least the first Policy year unless you pay significantly more than the Minimum Initial Premium. Since the Surrender Charge Measure and Increase Surrender Charge Measure are capped at the end of the first two Policy years after issue, and after increase in specified face amount, respectively, you may be able to limit your surrender charges by limiting your premium payments to levels necessary to keep the Policy and the guaranteed minimum death benefit in effect.
Charges for Optional Benefits
Charges for Additional Benefits. We charge monthly for the cost of any additional rider benefits (other than for the Acceleration of Death Benefit) as described in the rider form.
Disability Waiver of Premium Benefit: We impose a monthly charge for the benefit. The current charge is $.13 to $.60 per $100 of covered premium amount.
Disability Waiver of Monthly Deduction: We impose a monthly charge for the benefit. The current charge is $.01 to $.45 per $1,000 of term insurance amount.
Accidental Death Benefit. We impose a monthly charge for the benefit. The current charge is $.05 to $.09 per $1,000 of accidental death coverage amount.
Long Term Care Guaranteed Purchase Option: We impose a monthly charge for the benefit. The current charge is $.20 to $1.88 per $100 of daily coverage amount.
Children’s Term Insurance Benefit: We impose a monthly charge for the benefit. The current charge is $.39 per $1,000 of child’s term insurance amount.
Spouse Term Insurance Benefit: We impose a monthly charge for the benefit. The current charge is $.07 to $3.90 per $1,000 of spouse’s term insurance amount
Charges and Expenses of the Separate Account and the Portfolios
Charges for Income Taxes: In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies’ cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.
Portfolio Charges. Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Each Portfolio pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. You bear indirectly your proportionate share of the fees and expenses of the Portfolios that correspond to the Separate Account investment divisions you are using.
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy Owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

FEDERAL TAX MATTERS
Introduction
The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.
Tax Status of the Policy
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.
In some circumstances, Policy Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Policy Owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policy Owner of a Policy should not be treated as the Owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Policy Owners of the Policies from being treated as the Policy Owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
Tax Treatment of Policy Benefits
In General. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to Premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.
The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.
Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Cash Value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).
Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to Premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, a Policy will be classified as a modified endowment contract if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, or seven years after a material change, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary Premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit Premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.
Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

(2)	Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 591/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner’s beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.
If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Policy Owner’s investment in the Policy, and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.
Multiple Policies. All modified endowment contracts that are issued by The Company (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner’s income when a taxable distribution occurs.
Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States Life insurance company is U.S. source income that is generally subject to United States federal income tax.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.
Acceleration of Death Benefit Rider. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.
Overloan Protection Rider. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy with in three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death.
Moreover, under certain circumstances, the Internal Revenue Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million federal estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Other Policy Owner Tax Matters. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured’s attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured’s attained age 121.
If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of

Premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for then et amount at risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s beneficiary, then the excess of the death benefit over the Cash Value is not income taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy. Policies owned under the se types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified adviser regarding ERISA.
Department of Labor (“DOL”) regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity’s interest deduction under Internal Revenue Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.
Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy Cash Value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.
In addition, the Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Any affected business contemplating the payment of a Premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Policy Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
The Company’s Income Taxes
Under current Federal income tax law, the company is not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from Premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since The Company is the owner of the assets from which the tax benefits are derived.
OTHER POLICY PROVISIONS
You should read your Policy for a full discussion of its provisions. The following is a brief discussion of some of the provisions that you should consider:
“Free Look” Period to Cancel your Policy
You could have returned the Policy during this period. The period is the later of:
•	10 days after you receive the Policy (unless state law requires your Policy to specify a longer specified period); and
•	45 days after the completed application is signed (in the case of tele-
under written policies, 45 days after the preliminary application is signed).
If you returned your Policy, we would have sent you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.
For Policies issued in California. You could have canceled the Policy within 10 days after you received it and we would have refunded the Policy’s cash value. If you are age 60 or older, you could have canceled the Policy within 30 days after you receive it and we would have generally refunded the premiums you paid, if you elected on the Policy application to allocate 100% of your net premiums to the Fixed Account. If, on the other hand, you elected to allocate your net premiums to the investment divisions, we would have refunded the Policy’s cash value.
Suicide
If the insured commits suicide within the first two Policy years (or any different period provided by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.
Assignment and Change in Ownership
You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.
Payment and Deferment
Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
•	The New York Stock Exchange has an unscheduled closing.
•	There is an emergency so that we could not reasonably determine the investment experience of a Policy.
•	The Securities and Exchange Commission determines that an emergency exists or by order permits us to do so for the protection of Policy Owners (provided that the delay is permitted under New York State insurance law and regulations).
•	With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.
We may withhold payment of surrender, partial withdrawals or loan proceeds if any portion of those proceeds would be derived from a Policy Owner’s check or from a preauthorized checking arrangement that has not yet cleared (i.e. that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner’s check or preauthorized checking arrangement has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected.
Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Dividends
The Policy is “nonparticipating,” which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

Exchange Privilege
If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. There is currently no charge on transfers. Even if we do have a transfer charge in the future, such charge will never be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, however, we implement this by permitting you, without charge, to exchange your Policy (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.
SALE AND DISTRIBUTION OF THE POLICIES
We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (“Distributor”), for the distribution of the Policies. The Distributor’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA Broker Check. You may contact the FINRA Broker Check Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA Broker Check is available through the Hotline or on-line.
The Policies are no longer offered for sale.
Distributing the Policies
The Policies were sold through licensed sales representatives who were associated with broker-dealers that were formerly affiliated with the Company. The Policies were also be sold through unaffiliated registered broker-dealers.
We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies, (e.g. commissions payable to the broker-dealers who sold the Policies. The payments described below do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus. We may require all or part of the compensation to be returned to us if you do not continue your Policy for at least one year.
Compensation to Formerly Affiliated Sales Representatives and their Managers for the Sale of the Policy
Sales representatives that that were registered with a broker-dealer that was formerly affiliated with the Company may have been career sales representatives who were employees of MetLife or brokers who are not employees of MetLife (“formerly affiliated sales representatives”).
Formerly affiliated sales representatives received cash payments for the products they sold and services based upon a ‘gross dealer concession’ model. The cash payment is equal to a percentage of the gross dealer concession amount (described below for the Policy). For formerly affiliated sales representatives, other than those that were in the MetLife Resources Division (MLR), the percentage was determined based upon a formula that took into consideration premiums and purchase payments applied to proprietary products that the formerly affiliated sales representative sold and serviced. Proprietary products are those issued by us or our affiliates. (MLR formerly affiliated sales representatives received compensation for the sale of the Policy based upon premiums and purchase payments applied to all products sold and serviced by the MLR formerly affiliated sales representative; however, they were entitled to the additional compensation described below based on sales of proprietary products.) Because sales of proprietary products were a factor in determining the percentage of gross dealer concession amount and/or the amount of additional compensation to which formerly affiliated MetLife sales representatives were entitled, they had an incentive to favor the sale of proprietary products over other products issued by non-affiliates. In addition, because their sales managers’ compensation was based on the sales made by the representatives they supervised, these sales managers also have an incentive to favor the sale of proprietary products.
The gross dealer concession amount for the Policy is 117% of premiums up to the Maximum Commission able Premium, but not to exceed $100 per $1,000 of specified face amount, and 5% of premiums over the Maximum Commission able Premium in the first Policy year (8% of all premiums in Policy years 2 to 4, 3.25% of all premiums in Policy years 5 to 10, and 1.50% of all premiums in Policy year 11 and thereafter) plus, in Policy Years 2 and thereafter, .15% of an amount equal to the Policy Cash Value minus any Policy loans and loan interest and minus any premiums paid in the previous 12 months. The Maximum Commission able Premium is the lesser of (a) actual premiums received during the first Policy year, (b) the annualized modal premium, or (c) the annual premium necessary to keep the longest duration of the guaranteed minimum death benefit effective for a like Policy with Option A and the preferred nonsmoking rating class for standard risks, or the actual rating class for other risks, in place.
Additional Cash Compensation to Formerly Affiliated Sales Representatives and their Managers
Formerly affiliated sales representatives and their managers may have also been eligible for cash compensation such as bonuses, equity awards (such as, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy’s cash value, financing arrangements, marketing support, medical and retirement benefits and other benefits. The amount of this additional cash compensation was based primarily on the amount of proprietary products sold. Formerly affiliated sales representatives must have met a minimum level of sales of proprietary products in order to have maintained their employment or agent status with us and in order to have been eligible for most of the cash compensation listed above. Managers who supervised these formerly affiliated sales representatives may have been entitled to additional cash compensation based on sales of proprietary products by the sales representatives they supervised. For some of our affiliates, managers may have paid a portion of their compensation to their formerly affiliated sales representatives. Because the additional cash compensation paid to these formerly affiliated sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.
Non-cash Compensation to Formerly Affiliated Sales Representatives and their Managers
Formerly affiliated sales representatives and their managers were also eligible for various non-cash compensation programs that we offered such as conferences, trips, prizes, and awards. Other payments may have been made for other services that did not directly involve the sale of products. These services may have included the recruitment and training of personnel, production of promotional literature, and similar services.
Other Payments
We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/ or Cash Values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.
These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with the selling firms listed in the Statement of Additional Information. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/ or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.
Financial Statements
The financial statements of the Separate Account and the financial statements of MetLife are incorporated by reference into Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by e-mailing us at rcg@metlife.com or by calling 800-MET-5000. MetLife’s financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
GLOSSARY
Age. The age of an insured refers to the insured’s age at his or her nearest birthday.
Beneficiary. The beneficiary is the person or persons designated by the Policy Owner to receive insurance proceeds upon the death of the insured. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Policy Owner.
Cash Surrender Value. The amount you receive if you surrender the Policy. It is equal to the Policy’s Cash Value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.
Cash Value. A Policy’s Cash Value includes the amount of its Cash Value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.
Date of Receipt. The Date of Receipt is the day your requests, instructions and notifications are received in our Designated Office.
Designated Office. The office designated for receive of Policy Owner communications and requests as shown in “Sending Communications and Payments to Us”.
Fixed Account. The Fixed Account is a part of our general account to which you may allocate Net Premiums. It provides guarantees of principal and interest. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions.
General Account. The asserts of Metropolitan Life other than those allocated to the Separate Account.
Indebtedness. The total of any unpaid Policy loan and loan interest.
Insured. The person upon whose life the Policy is issued.
Loan Account. The account to which cash value from the Separate Account or the Fixed Account is transferred when you take a Policy loan.
Monthly Anniversary. The same date in each month as the Policy Date. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the monthly anniversary.

Net Premium. The Net Premium is equal to the Premium payment minus the sales charge, the Premium tax charge, and the federal tax charge.
Planned Premium. The Planned Premium is the Premium payment schedule you choose to help meet your future goals under the Policy.
Portfolio  — A portfolio represents a class (or series) of stock of a Fund in which a Division’s assets are invested.
Premiums. Premiums include all payments you make under your Policy, whether a planned periodic premium payment or an unscheduled premium payment.
Rider. A rider is an optional, additional benefit or increase in coverage that you can add to your Policy.
Separate Account. Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest Premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.
Specified Face Amount. The specified face amount is the base amount of insurance coverage under your Policy.
Term Insurance Amount. The term insurance amount is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy’s cash value.
You. “You” refers to the Policy Owner.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000220. You can also request this information at no cost by calling 800-638-5000, or by sending an email request to RCG@metlife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund - Class 2 Capital Research and Management CompanySM	0.99%	29.72%	14.43%	9.43%
Seeks growth of capital.	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.61%	52.10%	22.75%	16.85%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2 Capital Research and Management CompanySM	0.55%	13.54%	13.93%	12.74%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America* (formerly known as American Funds Bond Fund) - Class 2 Capital Research and Management CompanySM	0.46%	9.73%	4.92%	3.92%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.72%	26.58%	14.72%	7.64%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	8.60%	4.99%	4.57%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.63%	40.66%	20.74%	15.29%
Seeks a high level of current income consistent with preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	0.43%	1.12%	0.56%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.74%	19.23%	13.08%	10.62%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio* - Class A Brighthouse Investment Advisers, LLC	0.64%	9.70%	6.15%	5.25%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.63%	11.31%	7.84%	6.71%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.65%	14.09%	9.70%	8.19%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.69%	17.01%	11.60%	9.61%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.78%	6.25%	9.62%	9.10%
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	17.72%	11.41%	10.60%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	11.27%	13.22%	11.80%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.55%	22.27%	14.95%	13.87%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Clarion Global Real Estate Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC	0.64%	-4.78%	4.15%	5.50%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.73%	31.70%	16.91%	13.57%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.76%	5.37%	7.30%	6.48%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation.	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	27.92%	15.13%	11.83%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	57.24%	20.20%	16.02%
Seeks long-term growth of capital.	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	56.80%	23.52%	18.67%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	32.54%	13.33%	14.42%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.90%	12.07%	11.45%	11.07%
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	34.34%	18.26%	15.03%
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	7.21%	4.21%	3.58%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.32%	13.39%	12.08%	11.25%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.39%	7.85%	7.46%	5.33%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	18.10%	14.93%	13.60%
Seeks capital appreciation.	MFS ® Research International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	13.28%	9.91%	6.32%
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.61%	9.76%	8.90%	8.49%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation.	MFS ® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	3.96%	10.43%	11.24%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.63%	153.77%	38.34%	21.41%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.85%	25.11%	15.77%	12.93%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.78%	11.85%	5.33%	3.72%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.56%	8.82%	4.98%	4.05%
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.51%	10.14%	8.80%	7.50%
Seeks growth of capital.	SSGA Growth ETF Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.55%	11.06%	9.87%	8.30%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.58%	36.95%	19.34%	16.96%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	24.30%	16.36%	14.77%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	24.34%	16.27%	14.83%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.60%	7.87%	9.81%	8.80%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.55%	6.92%	6.71%	5.55%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.48%	5.24%	3.07%	2.68%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which you can obtain, without charge, by calling our TeleService Center at 1-800-638-5000 or visiting dfinview.com/metlife/tahd/MET000220.
For Division transfers and Premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.
This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.
Reports and other information about the Registrant are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000036683

Equity Advantage VUL
FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
Metropolitan Life Separate Account UL
Issued by
Metropolitan Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION
(PART B)
April 30, 2021
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to for Equity Advantage VUL Policies, the prospectus dated April 30, 2021 and should be read in conjunction therewith. A copy of the prospectus for Equity Advantage VUL and the Portfolios may be found online at www.metlife.com or by calling 1-800-638- 5000.
SAI-1

Page
THE COMPANY AND THE SEPARATE ACCOUNT	SAI-3
DISTRIBUTION OF THE POLICIES	SAI-3
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY	SAI-4
LIMITS TO METLIFE’S RIGHT TO CHALLENGE THE POLICY	SAI-4
MISSTATEMENT OF AGE OR SEX	SAI-4
REPORTS	SAI-5
PERFORMANCE DATA	SAI-5
PERSONALIZED ILLUSTRATIONS	SAI-5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-6
FINANCIAL STATEMENTS	SAI-6
SAI-2

THE COMPANY AND THE SEPARATE ACCOUNT
Metropolitan Life Insurance Company (“MetLife”, “Metropolitan Life”, “we”, “us”, “our” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $ billion general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a holding company.
We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”).
For more information about MetLife, please visit our website at www.metlife.com
DISTRIBUTION OF THE POLICIES
MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, New York 10166, is the principal underwriter and distributor of the Policies and the offering is continuous. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the “34 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Policies were sold through licensed life insurance sales representatives associated with our former affiliates MetLife Securities, Inc. (“MSI”) and New England Securities Corporation (which merged into MSI effective January 2, 2015). On July 1, 2016, MSI was sold by MetLife, Inc. to Massachusetts Mutual Life Insurance Company and is no longer our affiliate. The Policies may also have been sold through licensed life insurance sales representatives associated with other broker-dealers with which MLIDC entered into a selling agreement.
Beginning January 1, 2009, the Equity Advantage VUL Policies were no longer sold.
Commissions on the Policies
MLIDC received sales compensation with respect to the Policies in the following amounts.
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2020	$1,967,997	$0
2019	$2,230,019	$0
2018	$2,492,915	$0
The calculation of maximum commissions payable for the Policies is described in the prospectus.
SAI-3

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY
PAYMENT OF PROCEEDS
We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner’s check, or from a Premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date of receipt of documentation in good order to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
POTENTIAL CONFLICTS OF INTEREST
The Portfolio’s Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Division from the Portfolio(s), if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
LIMITS TO METLIFE’S RIGHT TO CHALLENGE THE POLICY
We will not contest your Policy after two Policy years from issue or reinstatement (excluding riders added later). We will not contest an increase in a death benefit after it has been in effect for two years
MISSTATEMENT OF AGE OR SEX
We will adjust benefits to reflect the correct age and sex of the insured, if this information is not correct in the Policy application.
SAI-4

REPORTS
Generally, you will promptly receive statements confirming your significant transactions such as:
•	Change in specified face amount.
•	Change in death benefit options.
•	Changes in guarantees.
•	Transfers among Divisions (including those through Automated Investment Strategies, which are confirmed quarterly).
•	Partial withdrawals.
•	Loan amounts you request.
•	Loan repayments and premium payments.
If your premium payments are made through preauthorized checking arrangement or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.
We will also send you an annual statement within 30 days after a Policy year. The statement will summarize the year’s transactions and include information on:
•	Deductions and charges.
•	Status of the death benefit.
•	Cash and cash surrender values.
•	Amounts in the Divisions and Fixed Account.
•	Status of Policy loans.
•	Automatic loans to pay interest.
•	Information on your modified endowment contract status (if applicable).
We will also make available a Portfolio's annual and semi-annual reports to shareholders. Reports will be available on line and we will send you a notice when a report is available. You may also request paper copies of these reports.
PERFORMANCE DATA
We may provide information concerning the historical investment experience of the Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and mortality and expense risk charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Division.
PERSONALIZED ILLUSTRATIONS
We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner’s and/or insured’s characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount,
SAI-5

premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.
The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.
Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Divisions of the Separate Account.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL, incorporated by reference in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries, incorporated by reference in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such consolidated financial statements and financial statement schedules have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL and the audited consolidated financial statements of the Company contained in the Separate Account's Form N-VPFS, are hereby incorporated herein by reference. A copy of the Separate Account's Form N-VPFS may be obtained upon request and without charge by calling 1-800-638-5000 during normal business hours. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.
SAI-6

Part C: Other Information

Item 30. Exhibits

(Note: Some of the exhibits listed below are not available on the Commission’s EDGAR system, Registrant has not hyperlinked those Exhibits to the documents listed. See Securities Act Rule 411(d).)

(a)

Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Metropolitan Life Separate Account UL (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(b)	None

(c) (i)	Form of Broker Agreement (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed on April 30, 1997.)

(ii)

Schedule of Sales Commissions (Incorporated by reference from “Sales and Administration of the Policies” in the Prospectuses included herein and “Distribution of the Policies” in the Statement of Additional Information.)

(iii)	Form of Selling Agreement (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)

(iv)

Amended and Restated Principal Underwriting Agreement with MLIDC dated October 1, 2018 (incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on Form N-4 for Metropolitan Life Separate Account E, File No. 333-52366/811-04001, filed April 23, 2019).

(v)

Master Retail Sales Agreement (MLIDC) dated February 2010 (Incorporated herein by reference to Exhibit 3(b) in Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.)

(vi)

Master Retail Sales Agreement between MetLife Investors Distribution Company and broker- dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d) (i)

Specimen Old Product Flexible Premium Multifunded Life Insurance Policy (including application and any alternative pages as required by state law) with form of riders, if any (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(ii)

Specimen of New Product Flexible Premium Multifunded Life Insurance Policy (including application and any alternative pages required by state law) with forms of riders (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed February 27, 1998.)

(iii)

Riders for Disability Waiver Rider, and Accidental Death Benefit (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(iv)

Riders for Accelerated Death Benefit, Children’s Term Insurance Benefit and Spouse Term Insurance Benefit (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(v)	New York Endorsement of Old Product to Flexible Premium Multifunded Life Insurance Policy (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s

Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(vi)

Additional alternate pages for Old Product required by state law (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(vii)

Endorsement adding death benefit Option C for Old Product (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(viii)

Endorsement- Long Term Care Guarantee Purchase (Incorporated herein by reference to Post- Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 10, 2001.)

(ix)

Endorsement- Death Benefit Adjustment (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)

(e) (i)	Applications (see (d)(i) and (d)(ii) above)

(ii)

Enterprise Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed on April 30, 2004.)

(iii)

Updated Enterprise Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 28, 2005.)

(f) (i)

Restated Charter and By-Laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No.  11 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 6, 2000.)

(ii)

Amended and Restated Charter and By-Laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed March 5, 2002.)

(iii)

Amended and Restated By-Laws of Metropolitan Life Insurance Company (Incorporation herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B’s Registration Statement on Form N-6 (File No. 333-133675) filed on January 6, 2008.)

(g)	Reinsurance Contracts (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)

(h) (i)(a)

Fund Participation Agreement among Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated April 30, 2001 (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-52366) filed August 3, 2001.)

(i)(b)

Amendment No. 1 dated May 1, 2006; Amendment No. 2 dated April 28, 2008; and Amendment No. 3 dated November 10, 2008. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-160722) filed November 2, 2009.)

(i)(c)

Amendment dated April 30, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed April 12, 2011.)

(i)(d)

Amendment No. 4 dated November 19, 2014. (Incorporated herein by reference to Post- Effective Amendment No. 18 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 13, 2016.)

(ii)(a)

Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and Metropolitan Life Insurance Company dated April 30, 2001. (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed March 5, 2002.)

(ii)(b)

First Amendment dated April 30, 2007; and Second Amendment dated May 1, 2009 (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed on April 16, 2009.)

(ii)(c)	Amendment dated April 30, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.)

(iii)(a)

Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company dated August 31, 2007. (Incorporation herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed on September 10, 2007.)

(iii)(b)

Amendment dated April 30, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed on April 12, 2012.)

(iv) (a)(i)

Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on FormN-4 on April 12, 2017. Incorporated herein by reference.

(iv) (a)(ii)

Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File No. 333-83716/811-04001) filed on April 30, 2021.)

(iv) (b)(i)

Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2017. Incorporated herein by reference.

(iv) (b)(ii)

Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File No. 333-83716/811-04001) filed on April 30, 2021.)

(i)	None

(j)	None

(k)

Opinion and Consent of Marie C. Swift as to the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)

(l)	Actuarial Opinion (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 18, 2008.)

(m)	Calculation Exhibit (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 18, 2008.)

(n)	Consent of Independent Registered Public Accounting Firm (Filed herewith).

(o)	None

(p)	None

(q) (i)

Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(ii)

Addendum to Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) (Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 18, 2007.)

(r)	None.

(s)

Powers of Attorney for Metropolitan Life Insurance Company and its designated Separate Accounts (Incorporated herein by reference to the Registration Statement on form S-3 (File No. 333-234816) filed on November 22, 2019.)

Item 31. Directors and Officers of Depositor

Name and Principal Business Address	Positions and Offices with Depositor

R. Glenn Hubbard

Chairman of the Board, MetLife, Inc.

Dean Emeritus and Russell L. Carson

Professor of Economics and Finance,

Graduate School of Business,

and Professor of Economics,

Faculty of Arts and Sciences,

Columbia University

200 Park Avenue

New York, NY 10166

Chairman of the Board and Director

Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President and Chief Executive Officer and Director

Cheryl W. Grisé Former Executive Vice President, Northeast Utilities 200 Park Avenue New York, NY 10166	Director

Carlos M. Gutierrez Co-Chair, The Albright Stonebridge Group 200 Park Avenue New York, NY 10166	Director

Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer, The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director

David L. Herzog Former Chief Financial Officer and Executive Vice President of American International Group 200 Park Avenue New York, NY 10166	Director

Edward J. Kelly, III Former Chairman, Institutional Clients Group, Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director

William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director

Catherine R. Kinney Founding President and Co-Chief Operating Officer, New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director

Diana McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director

Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director

Mark A. Weinberger Former Global Chairman and Chief Executive Officer of EY Company 200 Park Avenue New York, NY 10166	Director

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.

Name	Positions with Depositor
Michel A. Khalaf	President and Chief Executive Officer

Marlene Debel	Executive Vice President and Chief Risk Officer

Toby Brown	Executive Vice President and Chief Auditor

Stephen W. Gauster	Executive Vice President and General Counsel

Esther Lee	Executive Vice President, Global Chief Marketing Officer

John Dennis McCallion	Executive Vice President and Chief Financial Officer

Lyndon Oliver	Executive Vice President and Treasurer

Bill Pappas	Executive Vice President, Global Technology & Operations

Susan Podlogar	Executive Vice President and Chief Human Resources Officer

Tamara Schock	Executive Vice President and Chief Accounting Officer

Ramy Tadros	President, U.S. Business

Steven J. Goulart	Executive Vice President and Chief Investment Officer

Kishore Ponnavolu	President, Asia

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES

AS OF December 31, 2020

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2020. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

1.	MetLife Pet Insurance Solutions, LLC (KY)

2.	Versant Health, Inc. (DE)

a)	Versant Health Holdco, Inc . (DE)

i)	Versant Health Consolidation Corp, (DE)

1)	WDV Acquisition Corp, (DE)

aa)	Davis Vision, Inc. (NY)

aaa)	Versant Health Lab, LLC (DE)

bbb)	Davis Vision IPA, Inc. (NY)

2)	Superior Vision Holdings, Inc. (DE)

aa)	Superior Procurement, Inc. (DE)

bb)	Superior Vision Services, Inc. (DE)

aaa)	Superior Vision Insurance, Inc. (AZ)

3)	Block Vision Holdings Corporation (DE)

aa)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)

bb)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)

cc)	Vision 21 Physician Practice Management Company (FL)

dd)	Superior Vision Benefit Management, Inc. (NJ)

aaa)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)

bbb)	Block Vision of Texas, Inc. (TX)

ccc)	UVC Independent Practice Association, Inc. (NY)

ddd)	MEC Health Care, Inc. (MD)

eee)	Superior Vision of New Jersey, Inc. (NJ)

3.	MetLife Services and Solutions, LLC (DE)

a)	MetLife Solutions Pte. Ltd. (Singapore)

i)	MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

ii)	MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.	MetLife Home Loans, LLC (DE)

C.	Metropolitan Tower Life Insurance Company (NE)

1.	MTL Leasing, LLC (DE)

a)	PREFCO XIV Holdings LLC (CT)

2.	MetLife Assignment Company, Inc. (DE)

D.

MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

1.

MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited (“ITAS”) and the rest by third parties.

a)

MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

2.

Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a)

AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

i)	Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

3.

MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.	MetLife Digital Ventures, Inc. (DE)

F.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	MetLife Auto & Home Insurance Agency, Inc. (RI)

5.	Metropolitan Group Property and Casualty Insurance Company (RI)

6.	Metropolitan Lloyds, Inc. (TX)

a)

Metropolitan Lloyds Insurance Company of Texas (TX) - Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

7.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

G.	Newbury Insurance Company, Limited (DE)

H.	MetLife Investors Group, LLC (DE)

1.	MetLife Investors Distribution Company (MO)

2.	MetLife Investments Securities, LLC (DE)

I.	Metropolitan Life Insurance Company (“MLIC”) (NY)

1.	MTU Hotel Owner, LLC (DE)

2.	ML-AI MetLife Member 5, LLC (DE)

3.	Pacific Logistics Industrial South, LLC (DE)

4.	ML Clal Member, LLC (DE)

5.	ML Third Army Industrial Member, LLC (DE)

6.	MFA Financing Vehicle CTR1, LLC (DE)

7.	ML One Bedminster, LLC (DE)

8.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)

9.	METLIFE ACOMA OWNER, LLC (DE)

10.	MET 1065 HOTEL, LLC (DE)

11.	ML MATSON MILLS MEMBER LLC (DE)

12.	White Tract II, LLC (DE)

13.	MetLife Japan US Equity Owners LLC (DE)

1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.

2.	St. James Fleet Investments Two Limited (Cayman Islands)

a)	OMI MLIC Investments Limited (Cayman Islands)

3.	MLIC Asset Holdings II LLC (DE) MCJV, LLC (DE)

a)	El Conquistador MAH II LLC (DE)

4.	CC Holdco Manager, LLC (DE)

5.	Transmountain Land & Livestock Company (MT)

6.	Missouri Reinsurance, Inc. (Cayman Islands)

7.	Metropolitan Tower Realty Company, Inc. (DE)

a)	Midtown Heights, LLC (DE)

8.	MetLife RC SF Member, LLC (DE)

9.	23rd Street Investments, Inc. (DE)

a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

b)	MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

i) Met Canada Solar ULC (Canada)

10.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

11.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.

12.	Corporate Real Estate Holdings, LLC (DE)

13.	MetLife Tower Resources Group, Inc. (DE)

14.	ML Sentinel Square Member, LLC (DE)

15.	MetLife Securitization Depositor, LLC (DE)

16.	WFP 1000 Holding Company GP, LLC (DE)

17.	MTU Hotel Owner, LLC (DE) 13-5581829

18.	White Oak Royalty Company (OK)

19.	500 Grant Street GP LLC (DE)

20.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

21.	MetLife Retirement Services LLC (NJ)

22.	Euro CL Investments, LLC (DE)

23.	MEX DF Properties, LLC (DE)

24.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

25.	MetLife Properties Ventures, LLC (DE)

26.	Housing Fund Manager, LLC (DE)

27.	MLIC Asset Holdings LLC (DE)

28.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

a)	The Building at 575 Fifth Retail Holding LLC (DE)

i)	The Building at 575 Fifth Retail Owner LLC (DE)

29.	ML Bridgeside Apartments LLC (DE)

30.	MetLife Chino Member, LLC (DE)

31.	MLIC CB Holdings LLC (DE)

32.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.

33.	Oconee Hotel Company, LLC (DE)

ML 300 THIRD MEMBER LLC (DE)

34.	Oconee Land Company, LLC (DE)

a)	Oconee Land Development Company, LLC (DE)

b)	Oconee Golf Company, LLC (DE)

c)	Oconee Marina Company, LLC (DE)

35.	1201 TAB Manager, LLC (DE)

36.	MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

37.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by Metropolitan Tower Life Insurance Company.

38.	1001 Properties, LLC (DE)

39.	6104 Hollywood, LLC (DE)

40.	Boulevard Residential, LLC (DE)

41.	ML-AI MetLife Member 3, LLC (DE)

42.	Marketplace Residences, LLC (DE)

43.	ML Swan Mezz, LLC (DE)

a)	ML Swan GP, LLC (DE)

44.	ML Dolphin Mezz, LLC (DE)

a)	ML Dolphin GP, LLC (DE)

45.	Haskell East Village, LLC (DE)

46.	MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by Metropolitan Tower Life Insurance Company.

47.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

48.	ML Terraces, LLC (DE)

49.	Chestnut Flats Wind, LLC (DE)

50.	MetLife 425 MKT Member, LLC (DE)

51.	MetLife OFC Member, LLC (DE)

52.	MetLife THR Investor, LLC (DE)

53.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

54.	ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

55.	MetLife CB W/A, LLC (DE)

56.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

MCRE BLOCK 40, LP.

57.	10700 Wilshire, LLC (DE)

58.	Viridian Miracle Mile, LLC (DE)

59.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.

60.	MetLife OBS Member, LLC (DE)

61.	MetLife 1007 Stewart, LLC (DE)

62.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.

63.	MetLife Treat Towers Member, LLC (DE)

64.	MetLife FM Hotel Member, LLC (DE)

a)	LHCW Holdings (U.S.) LLC (DE)

i)	LHC Holdings (U.S.) LLC (DE)

1)	LHCW Hotel Holding LLC (DE)

aa)	LHCW Hotel Holding (2002) LLC (DE)

bb)	LHCW Hotel Operating Company (2002) LLC (DE)

65.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.

66.	MetLife SP Holdings, LLC (DE)

a)	MetLife Private Equity Holdings, LLC (DE)

67.	Buford Logistics Center, LLC (DE)

68.	MetLife Park Tower Member, LLC (DE)

a)	Park Tower REIT, Inc. (DE)

i)	Park Tower JV Member, LLC (DE)

69.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.

70.	ML-AI MetLife Member 5, LLC (DE)

71.	MetLife HCMJV 1 GP, LLC (DE)

METLIFE HCMJV 1 LP, LLC (DE)

72.	MetLife ConSquare Member, LLC (DE)

73.	MetLife Ontario Street Member, LLC (DE)

74.	1925 WJC Owner, LLC (DE)

ML BELLEVUE MEMBER, LLC (DE)

75.	MetLife Member Solaire, LLC (DE)

76.	Sino-US United MetLife Insurance Company, Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third party.

METLIFE LEGAL PLANS, INC. (DE)

a)	METLIFE LEGAL PLANS OF FLORIDA, INC.

77.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

78.	MetLife Boro Station Member, LLC (DE)

79.	MetLife 8280 Member, LLC (DE)

80.	Southcreek Industrial Holdings, LLC (DE)

81.	MMP Owners, LLC (DE) - 98.82% is owned by MLIC and 1.18% is owned by Metropolitan Property and Casualty Insurance Company.

ML Armature Member, LLC (DE)

82.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.

MMP OWNERS III, LLC (DE)

a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)

b)	MMP HOLDINGS III, LLC (DE)

1.	MMP CEDAR STREET REIT, LLC (DE)

a.	MMP CEDAR STREET OWNER, LLC (DE)

2.	MMP SOUTH PARK REIT, LLC (DE)

a.	MMP SOUTH PARK OWNER, LLC (DE)

3.	MMP OLIVIAN REIT, LLC (DE)

a.	MMP OLIVIAN OWNER, LLC (DE)

MC PORTFOLIO JV MEMBER, LLC (DE)

J.	MetLife Capital Trust IV (DE)

K.	MetLife Investments Management, LLC. (MIM)

1.	MetLife Senior Direct Lending GP, LLC (DE)

a.	MetLife Senior Direct Lending Fund, LP (Cayman Islands)

i.	MetLife Senior Direct Lending Finco, LLC (DE)

aa)	MetLife Senior Direct Lending Holdings, LP (DE)

b.	MLJ US Feeder LLC (DE)

2.	MIM MetWest International Manager, LLC (DE)

3.	MIM ML-AI Venture 5 Manager, LLC (DE)

4.	MIM Clal General Partner, LLC (DE)

5.	MIM Third Army Industrial Manager, LLC (DE)

6.	MetLife 425 MKT Manager, LLC (DE)

7.	MetLife Alternatives GP, LLC (DE)

a)	MetLife International PE Fund I, LP (Cayman Islands) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.12% is owned by MetLife Mexico S.A.,

b)

MetLife International PE Fund II, LP (Cayman Islands) - 97.90% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.1% by MetLife Mexico, S.A.

c)

MetLife International HF Partners, LP (Cayman Islands) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.70% is owned by MetLife Insurance Company of Korea Limited,

d)

MetLife International PE Fund III, LP (Cayman Islands) - 92.09% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K., 7.91% is owned by MetLife Insurance Company of Korea Limited,

e)

MetLife International PE Fund IV, LP (Cayman Islands) - 94.21% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K., 3.79% is owned by MetLife Insurance Company of Korea Limited,

f)

MetLife International PE Fund V, LP (Cayman Islands) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., and the remaining 3.27% is owned by MetLife Insurance Company of Korea.

g)

MetLife International PE Fund VI, LP (Cayman Islands) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., and the remaining 3.47% is owned by MetLife Insurance Company of Korea.

8.	MetLife Loan Asset Management LLC (DE)

9.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)

a)

MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP: 51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

10.	MetLife Core Property Fund GP, LLC (DE)

a)

MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 12.65%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.04%, MetLife Insurance Company of Korea Limited owns 1.53%, MetLife Insurance K.K. owns 6.93%, Metropolitan Property and Casualty Insurance Company owns 1.43% and Metropolitan Tower Life Insurance Company owns 3.61%.

i)	MetLife Core Property REIT, LLC (DE)

1)

MCP Dillon Residential, LLC (DE); MCP Shakopee, LLC (DE); MCP Bradford, LLC (DE); MCP Stateline, LLC (DE); MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC(); MCP Valley Forge Owner, LLC (89%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP - English Village, LLC; MCP 100 Congress Member, LLC; Des Moines Creek Business Park Phase II, LLC; Magnolia Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Buford Logistics Center 2 Member, LLC; MCP Seattle Gateway Industrial 1, LLC; MCP 249 Industrial Business Park Member, LLC; Seattle Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Seventh and Osborn MF Member, LLC; Seventh and Osborn MF Venture, LLC (92.5%); High Street Seventh and Osborn Apartments, LLC (92.5%); MCP Block 23 Member, LLC; MCP Burnside Member, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Vance Jackson, LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member, LLC; MCP Hub I, LLC; MCP Hub 1 Property, LLC (100%); MCP Shakopee, LLC; MCP Bradford, LLC; MCP Dillon, LLC; MCP Dillon Residential, LLC.

aa)	MCP Property Management, LLC (DE)

bb)	MetLife Core Property TRS, LLC (DE)

MCP COMMON DESK TRS, LLC (DE)

11.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

a)

MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 32.15%, MetLife Insurance Company of Korea Limited owns 1.44%, and Metropolitan Tower Life Insurance Company owns 3.68% (the remainder is held by third party investors).

i)	MetLife Commercial Mortgage REIT, LLC (DE)

1)	MetLife Commercial Mortgage Originator, LLC (DE)

aa)	MCMIF Holdco I, LLC (DE)

bb)	MCMIF Holdco II, LLC (DE)

12.	MLIA SBAF Manager, LLC (DE)

13.	MLIA Manager I, LLC (DE)

14.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)

15.	MetLife Middle Market Private Debt GP, LLC (DE)

a.

MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC 30.96% and Metropolitan Life Insurance Company (30.96%), ..99% is held by MetLife Middle Market Private Debt, GP, LLC. The remainder is held by third party investors.

16.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)

a. MetLife Middle Market Private Debt Parallel Fund, LP (Cayman Islands) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (100%).

L.	SafeGuard Health Enterprises, Inc. (DE)

1.	MetLife Health Plans, Inc. (DE)

2.	SafeGuard Health Plans, Inc. (CA)

3.	SafeHealth Life Insurance Company (CA)

4.	SafeGuard Health Plans, Inc. (FL)

5.	SafeGuard Health Plans, Inc. (TX)

M.	Cova Life Management Company (DE)

N.	MetLife Reinsurance Company of Charleston (SC)

O.	MetLife Reinsurance Company of Vermont (VT)

P.	Delaware American Life Insurance Company (DE)

Q.	Federal Flood Certification LLC (TX)

R.	MetLife Global Benefits, Ltd. (Cayman Islands)

S.	99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

T.	MetLife Consumer Services, Inc. (DE)

U.	MetLife Global, Inc. (DE)

V.	MetLife Insurance Brokerage, Inc. (NY)

W.	American Life Insurance Company (ALICO) (DE)

1.	MetLife Insurance K.K. (Japan)

a)	Communication One Kabushiki Kaisha (Japan)

b)	FORTISSIMO CO., LTD (Japan)

c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)

2.	MetLife Global Holding Company I GmbH (SWISS I) (Switzerland)

a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

b)	MetLife Global Holding Company II GmbH (Swiss II) (Switzerland)

i)	ALICO European Holdings Limited (Ireland)

1)	Closed Joint-stock Company Master-D (Russia)

aa)

Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by Closed Joint-stock Company Master-D and 49% is owned by MetLife Global Holding Company II GmbH.

ii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)

1)	MetLife Innovation Centre Pte. Ltd. (Singapore)

2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)

iii)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

iv)	MetLife Investment Management Limited (United Kingdom)

v)

MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

1.	Fundacion MetLife Mexico, A.C. (Mexico)

vi)

MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.999965713458300000% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000031593881300000000% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009% is owned by International Technical and Advisory Services Limited, 0.000000897553447019009% is owned by Borderland Investments Limited and 0.000000897553447019009% by Natiloportem Holdings, LLC.

vii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

viii)	MetLife Innovation Centre Limited (Ireland)

ix)	MetLife EU Holding Company Limited (Ireland)

1)	MetLife Europe d.a.c (Ireland)

1.	MetLife Pension Trustees Limited (United Kingdom)

2)	Agenvita S.r.l. (Italy)

3)	MetLife Europe Insurance d.a.c (Ireland)

4)	MetLife Europe Services Limited (Ireland)

5)	MetLife Services, Sociedad Limitada (Spain)

6)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

7)	MetLife Solutions S.A.S. (France)

8)

Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

9)	MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

aa)	MetLife Services Sp z.o.o. (Poland)

bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)

cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)

10)	MetLife Services Cyprus Limited (Cyprus)

aa) Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. is owned by MetLife Services Cyprus Limited and the remaining is owned by a third party.

11)	MetLife Services EOOD (Bulgaria)

12)	MetLife Life Insurance S.A. (Greece)

aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

x)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)

1)	MetLife Investments Asia Limited (Hong Kong)

2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)

aa)

MetLife BL (Cayman), LP (Cayman Islands) - MetLife BL (Cayman), LP is an investors in the Fund. The following affiliates hold limited partnership interest in the feeder: MetLife Limited (3.14%), MetLife Insurance K.K. (93.72%) and MetLife Insurance Company of Korea Limited (3.14%).

bb)

MetLife Syndicated Bank Loan Fund, SCSp (Luxembourg) - MetLife Syndicated Bank Loan Lux GP, S.a.r..l. is the general partner of MetLife Syndicated Bank Loan Fund, SCSp (the “Fund”). The only investors in the Fund are MetLife BL Feeder (Cayman), LP and MetLife BL Feeder, LP.

3)	MetLife Investments Limited (United Kingdom) - 99.9% of MetLife Investments Limited (UK) is MetLife Investment Management Holdings (Ireland) Limited and .01% by MetLife Global Holding Company II GmbH.

4)

MetLife Latin America Asesorias e Inversiones Limitada (Chile) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).

5)	MetLife Global Infrastructure LUX GP, S.a.r.l. (Luxembourg)

xi)	MetLife Asia Services Sdn. Bhd (Malasya)

1)	ALICO OPERATIONS, LLC (DE)

2)	MetLife Asset Management Corp. (Japan) - The official entity name is “MetLife Asset Management Corp. (Japan)” and it is domiciled in Japan.

3)	MetLife Seguros S.A. (Uruguay)

xii)	MetLife International Holdings, LLC (DE)

1)	Natiloportem Holdings, LLC (DE)

aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios, S.A. de C.V.

2)	PNB MetLife India Insurance Company Limited (India)- 32.05% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.

3)	95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

4)	MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

5)

Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

6)

MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

7)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

8)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

9)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

aa) MetLife Servicios S.A. (Argentina) - 19.13% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., .99% is held by Natiloportem Holdings, LLC.

10)	MetLife Worldwide Holdings, LLC (DE)

aa) BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 63.44% of BIDV MetLife Life Insurance Limited Liability Company is held by American Life Insurance Company and the remainder by third parties

11)	MetLife International Limited, LLC (DE)

12)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

13)	MetLife Asia Limited (Hong Kong)

14)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

15)	AmMetLife Takaful Berhad (Malaysia) - 49.999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

16)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

17)

MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

i)	MetLife Ireland Treasury d.a.c (Ireland)

1)	MetLife General Insurance Limited (Australia)

2)

MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

aaa)	The Direct Call Centre PTY Limited (Australia)

bbb)	MetLife Investments PTY Limited (Australia)

i)

MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

ii)	Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.

1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.

aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.

bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2% is owned by MetLife International Holdings, LLC.

ccc)	MetLife Mexico S.A. (Mexico)- 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.949729% is owned by MetLife International Holdings, LLC.

i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	MetLife Insurance Company of Korea Limited (South Korea) - 14.64% is owned by MetLife Mexico S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

aaa)	MetLife Financial Services, Co., Ltd. (South Korea)

3.	Borderland Investments Limited (DE)

a)	ALICO Hellas Single Member Limited Liability Company (Greece)

4.	International Technical and Advisory Services Limited (“ITAS”) (DE)

5.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

a)	Global Properties, Inc. (DE)

X.	MetLife European Holdings, LLC (DE)

Y.	MetLife Investment Management Holdings, LLC (DE)

1)	MIM I LLC (PA), MIM EMD GP, LLC (DE)

2)	MIM Property Management, LLC (DE)

3)	MetLife Emerging Market Debt Blend Fund

a)	MIM Property Management of Georgia 1, LLC (DE)

b)	MIM MetWest International Manager, LLC (DE)

c)	MIM ML-AI Venture 5 Manager, LLC (DE)

d)	MIM Clal General Partner, LLC (DE)

4)	MetLife Real Estate Lending Manager LLC (DE)

5)	MetLife Real Estate Lending LLC (DE)

6)	ML Venture 1 Manager, S. de R.L. de C.V. (Mexico) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.

1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

Item 33. Indemnification

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)

MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

General American Separate AccountTwo

General American Separate Account Eleven

General American Separate Account Twenty-Eight

General American Separate Account Twenty-Nine

Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL

Metropolitan Life Variable Annuity Separate Account II

Metropolitan Tower Separate Account One

Metropolitan Tower Separate Account Two

New England Life Retirement Investment Account

New England Variable Annuity Fund I

Paragon Separate Account A

Paragon Separate Account B

Paragon Separate Account C

Paragon Separate Account D

Security Equity Separate Account Twenty-Six

Security Equity Separate Account Twenty-Seven

Separate Account No. 13S

(b)

MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Office	Positions and Offices with Underwriter

Derrick Kelson 200 Park Avenue New York, NY 10166	Director, Chairman of the Board, President and Chief Executive Officer

Kelli Buford 200 Park Avenue New York, NY 10166	Secretary

Christy Chandler 200 Park Avenue New York, NY 10166	Director, Vice President

Bradd Chignoli 501 Route 22 Bridgewater, NJ 08807	Director, Senior Vice President

Charles Connery 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer

Patricia Fox 501 Route 22 Bridgewater, NJ 08807	Chief Compliance Officer

Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer

Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President

Stuart Turetsky 200 Park Avenue New York, NY 10166	Chief Financial Officer

Robin Wagner 200 Park Avenue New York, NY 10166	Chief Legal Officer

(c)	Compensation from the Registrant.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$4,365,494	$0	0	0

Item 35. Location of Accounts and Records

The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

(a)	Registrant

(b)	Metropolitan Life Insurance Company

200 Park Avenue

New York, NY 10166

(c)	MetLife Investors Distribution Company

200 Park Avenue

New York, NY 10166

(d)	MetLife

18210 Crane Nest Drive

Tampa, FL 33647

Item 36. Management Services

Not applicable

Item 37. Fee Representation

Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 28th day of April, 2021.

Metropolitan Life Separate Account UL (Registrant)

BY:	Metropolitan Life Insurance Company
(Depositor)

BY:	/s/ HOWARD KURPIT
Howard Kurpit Senior Vice President

BY:	Metropolitan Life Insurance Company
(Depositor)

BY:	/s/ HOWARD KURPIT
Howard Kurpit Senior Vice President

Signatures

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on April 28, 2021.

Signature	Title

* R. Glenn Hubbard	Chairman of the Board and Director

* Michel A. Khalaf	President and Chief Executive Officer and Director

* John Dennis McCallion	Executive Vice President and Chief Financial Officer

* Tamara Schock	Executive Vice President and Chief Accounting Officer

* Cheryl W. Grisé	Director

* Carlos M. Gutierrez	Director

* Gerald L. Hassell	Director

* David L. Herzog	Director

* Edward J. Kelly, III	Director

* William E. Kennard	Director

Signature	Title

* Catherine R. Kinney	Director

* Diana McKenzie	Director

* Denise M. Morrison	Director

* Mark A. Weinberger	Director

*By: /s/ Robin Wagner Robin Wagner Attorney-in-Fact April 28, 2021

*Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney .

Exhibit Index

(n) Consent of Independent Registered Public Accounting Firm.